UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Annual Report

December 31, 2023

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended December 31, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to grow despite inflation that remains elevated, interest rate increases, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience was particularly evident in the United States (“U.S.”). In contrast, some European economies recently experienced relatively flat growth.

Central banks slowed interest rate hikes

Inflation eased over the reporting period, and several bank officials suggested that central banks may slow aggressive interest-rate hikes. From March 2022 through July 2023, the U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25 percentage points. In September, November and December 2023, the Fed did not increase interest rates. In December 2023, Fed communications conveyed a belief that the policy rate may be likely at or near its peak for the tightening cycle. From July 2022 through September 2023, the European Central Bank (“ECB”) raised its deposit facility overnight rate a total of 4.50 percentage points and then held rates steady at its October and December 2023 meetings. Meanwhile, from December 2019 through July 2023, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15 percentage points and then held rates steady in September, November and December 2023. Both the ECB and BoE acknowledged the possibility of rate cuts in 2024.

Mixed financial market returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds fluctuated. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied sharply, while commodities were mixed given economic uncertainties. The U.S. dollar strengthened against the Japanese yen, but fell relative to the euro and British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely,

Deborah A. DeCotis	Joshua D. Ratner
Chair of the Board of Trustees	President

Total Returns of Certain Asset Classes for the Period Ended December 31, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	26.29%

Global equities (MSCI World Index, USD)	23.79%

European equities (MSCI Europe Index, EUR)	15.83%

Emerging market equities (MSCI Emerging Markets Index, EUR)	9.83%

Japanese equities (Nikkei 225 Index, JPY)	30.90%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	12.70%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	10.45%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	13.78%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	8.68%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	6.72%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, the Portfolios currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

Classifications of the Portfolios’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Portfolios’ compliance calculations, including those used in the Portfolios’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Portfolios are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Portfolio. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional,

ANNUAL REPORT	DECEMBER 31, 2023	3

Important Information About the Portfolios (Cont.)

European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Portfolio may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Portfolio to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Portfolio may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Portfolio and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. In March 2021, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Portfolios, or on certain instruments in which the Portfolios invest, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Portfolios or a reduction in the effectiveness of related Portfolio transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Portfolio that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolios.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Portfolio and issuers in which it invests. For example, if a bank at which the Portfolio or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Portfolio or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Portfolio may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which a Portfolio invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to a Portfolio and issuers, both from market conditions and also

4	PIMCO MANAGED ACCOUNTS TRUST

potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on a Portfolio and issuers in which it invests.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes. Historical performance for a Portfolio may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the termination or reduction of any such fee waivers or expense limitations.

The dividend rate that a Portfolio pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Portfolio’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Portfolio. As portfolio and market conditions change, the rate of distributions on the common shares and a Portfolio’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Portfolio’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus, summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this

ANNUAL REPORT	DECEMBER 31, 2023	5

Important Information About the Portfolios (Cont.)

report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (888) 87-PIMCO, on the Portfolios’ website at www.pimco.com/FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com/FISH, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Portfolios to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all portfolios held in the investor’s account at the financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered portfolios (such as the Portfolios) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that portfolios meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the portfolio. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

6	PIMCO MANAGED ACCOUNTS TRUST

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Portfolios must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	DECEMBER 31, 2023	7

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Government Agencies	36.6%
Corporate Bonds & Notes	24.8%
Asset-Backed Securities	17.4%
Short-Term Instruments‡	7.0%
Non-Agency Mortgage-Backed Securities	6.4%
U.S. Treasury Obligations	3.2%
Preferred Securities	2.1%
Municipal Bonds & Notes	2.0%
Loan Participations and Assignments	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	8.34%	1.64%	2.01%	7.48%
Bloomberg U.S. Intermediate Credit Index	6.94%	2.44%	2.46%	4.53%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio, as stated in the Portfolio’s currently-effective prospectus (as of the date of this report), was 0.15%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions within securitized credit, particularly collateralized loan obligations and asset-backed securities, contributed to relative performance, as spreads tightened.

»	Overweight exposure to taxable municipal bonds contributed to relative performance, as spreads tightened.

»	Long exposure to duration in the dollar bloc, particularly Canada, contributed to relative performance, as Canadian yields fell in the fourth quarter of 2023.

»	Overweight exposure to agency mortgage-backed securities, contributed to relative performance, particularly in the fourth quarter as spreads tightened.

»	Positioning within high yield securities primarily due to holdings of subordinated debt of a European financial institution detracted from relative performance.

»	Overweight exposure to U.S. duration detracted from relative performance, as U.S. yields rose in the second and third quarters of 2023.

»	Underweight exposure to investment-grade corporate credit detracted from relative performance, as spreads tightened.

ANNUAL REPORT	DECEMBER 31, 2023	9

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2023†§

Corporate Bonds & Notes	32.5%
Asset-Backed Securities	27.2%
Non-Agency Mortgage-Backed Securities	17.3%
Short-Term Instruments‡	14.1%
U.S. Government Agencies	7.2%
Sovereign Issues	1.3%
Municipal Bonds & Notes	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	6.07%	2.11%	2.70%	2.68%
ICE BofAML 1-3 Year U.S. Treasury Index	4.26%	1.30%	1.05%	1.05%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio, as stated in the Portfolio’s currently-effective prospectus (as of the date of this report), was 1.57%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to collateralized loan obligations contributed to relative performance, as spreads tightened.

»	Holdings of investment grade corporate credit, specifically financials, contributed to relative performance, as spreads tightened.

»	Overweight exposure to Australian duration contributed to relative performance, as rates dropped.

»	Overweight commercial mortgage-backed securities (“CMBS”) contributed to relative performance, as CMBS had positive return.

»	A long bias to the Japanese yen versus the United States dollar detracted from relative performance, as the Japanese yen depreciated.

»	Underweight exposure to agency mortgage-backed securities detracted from relative performance, as spreads tightened.

»	United States duration strategies, particularly underweight exposure to the intermediary part of the curve, detracted to relative performance, as rates dropped.

»	There were no other material detractors for this Portfolio.

ANNUAL REPORT	DECEMBER 31, 2023	11

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Government Agencies	38.3%
Asset-Backed Securities	26.6%
Non-Agency Mortgage-Backed Securities	15.2%
Corporate Bonds & Notes	13.6%
Short-Term Instruments‡	3.7%
Municipal Bonds & Notes	1.6%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	9.12%	2.17%	3.65%	6.33%
Bloomberg U.S. MBS Fixed-Rate Index	5.05%	0.25%	1.39%	3.76%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio, as stated in the Portfolio’s currently-effective prospectus (as of the date of this report), was 0.01%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration in the U.S., particularly to the 10-year portion of the curve, contributed to relative performance, as U.S. yields rose in the second and third quarters of 2023.

»	Overweight exposure to investment-grade corporate credit contributed to relative performance, as spreads tightened.

»	Positions within securitized credit, particularly non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Positioning within high yield securities, primarily due to holdings of subordinated debt of a European financial institution, detracted from relative performance.

»	Underweight exposure to agency MBS, detracted from relative performance, as spreads tightened in the second and fourth quarters of 2023.

ANNUAL REPORT	DECEMBER 31, 2023	13

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of December 31, 2023†§

U.S. Treasury Obligations	66.4%
U.S. Government Agencies	13.4%
Sovereign Issues	8.9%
Asset-Backed Securities	4.4%
Short-Term Instruments	3.4%
Non-Agency Mortgage-Backed Securities	1.9%
Corporate Bonds & Notes	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	3.18%	3.45%	2.52%	5.02%
Bloomberg U.S. TIPS Index	3.90%	3.15%	2.42%	3.68%♦

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio, as stated in the Portfolio’s currently-effective prospectus (as of the date of this report), was 0.87%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute returns, as TIPS posted positive returns.

»	Exposure to eurozone interest rate swap spreads contributed to relative performance, as eurozone interest rate swap spreads tightened.

»

Long exposure to Japanese breakeven inflation (“BEI”), the yield differential between nominal government bonds and like-maturity inflation-linked bonds, contributed to relative performance, as Japanese BEI moved higher.

»

Long exposure to U.S. BEI, specifically long exposures in the first and third quarters of 2023, contributed to relative performance, as U.S. BEI spreads widened in the first and third quarters of 2023.

»

Overweight exposure to U.S. interest rates, particularly in January through October of 2023, detracted from relative performance, as U.S. interest rates rose, specifically in January through October of 2023.

»

Underweight exposure to Japanese sovereign interest rates in the first half of the period detracted from relative performance, as the expectation for a rise in these rates did not materialize as quickly while the financing cost of the position detracted.

»

Overweight exposure to the Japanese yen relative to the U.S. dollar, specifically in January through July 2023, detracted from relative performance, as the Japanese yen depreciated relative to the U.S. dollar.

ANNUAL REPORT	DECEMBER 31, 2023	15

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through December 31, 2023

$10,000 invested at the end of the month when the Portfolio commenced operations.

Average Annual Total Return for the period ended December 31, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	9.74%	3.43%	3.74%	3.10%
Bloomberg 1-Year Municipal Bond Index	3.39%	1.34%	1.09%	1.04%

All Portfolio returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio, as stated in the Portfolio’s currently-effective prospectus (as of the date of this report), was 0.07%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

16	PIMCO MANAGED ACCOUNTS TRUST

Allocation Breakdown as of December 31, 2023†§

Municipal Bonds & Notes
Ad Valorem Property Tax	15.7%
Sales Tax Revenue	9.2%
Tobacco Settlement Funded	8.5%
Local or Guaranteed Housing	8.4%
Special Assessment	8.4%
Industrial Revenue	6.5%
Miscellaneous Revenue	4.2%
Health, Hospital & Nursing Home Revenue	4.2%
Electric Power & Light Revenue	3.8%
General Fund	3.3%
Sewer Revenue	2.4%
Miscellaneous Taxes	2.0%
Natural Gas Revenue	1.7%
Special Tax	1.6%
Highway Revenue Tolls	1.5%
Port, Airport & Marina Revenue	1.5%
College & University Revenue	1.5%
Tax Increment/Allocation Revenue	1.2%
Other	2.3%
Short-Term Instruments‡	6.1%
U.S. Government Agencies	3.6%
Corporate Bonds & Notes	1.7%
Non-Agency Mortgage-Backed Securities	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

ANNUAL REPORT	DECEMBER 31, 2023	17

Fixed Income SHares: Series TE	FXIEX

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to duration contributed to performance, as rates broadly fell.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the broader municipal market.

»	A tactical allocation to taxable municipals contributed to performance, as taxable municipal bonds outperformed tax-exempt bonds.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the pre-refunded segment detracted from performance, as holdings underperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as holdings underperformed the broader municipal market.

18	PIMCO MANAGED ACCOUNTS TRUST

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from July 1, 2023 to December 31, 2023, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,047.50	$0.15	$1,000.00	$1,024.92	$0.15	0.03%
Series LD	1,000.00	1,048.60	8.68	1,000.00	1,016.60	8.54	1.69
Series M	1,000.00	1,052.70	0.21	1,000.00	1,024.87	0.20	0.04
Series R	1,000.00	1,018.70	19.74	1,000.00	1,005.52	19.61	3.90
Series TE	1,000.00	1,046.00	0.00	1,000.00	1,025.07	0.00	0.00	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.00% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOBs”) transactions accounted for as secured borrowings. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

ANNUAL REPORT	DECEMBER 31, 2023	19

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg 1-Year Municipal Bond Index	The Bloomberg 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Bloomberg Municipal Bond Index. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg U.S. Intermediate Credit Index	The Bloomberg U.S. Intermediate Credit Index is an unmanaged index of publicly-issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

20	PIMCO MANAGED ACCOUNTS TRUST

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ANNUAL REPORT	DECEMBER 31, 2023	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

12/31/2023	$8.54	$0.40	$0.29	$0.69	$(0.39)	$0.00	$0.00	$(0.39)

12/31/2022	10.77	0.33	(2.12)	(1.79)	(0.44)	0.00	0.00	(0.44)

12/31/2021	11.08	0.34	(0.31)	0.03	(0.34)	0.00	0.00	(0.34)

12/31/2020	10.43	0.34	0.66	1.00	(0.35)	0.00	0.00	(0.35)

12/31/2019	9.94	0.38	0.52	0.90	(0.41)	0.00	0.00	(0.41)

Series LD

12/31/2023	$8.59	$0.34	$0.17	$0.51	$(0.17)	$0.00	$(0.12)	$(0.29)

12/31/2022	9.41	0.25	(0.77)	(0.52)	(0.26)	(0.04)	0.00	(0.30)

12/31/2021	9.62	0.28	(0.24)	0.04	(0.25)	0.00	0.00	(0.25)

12/31/2020	9.40	0.35	0.23	0.58	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.40	0.36	0.00	0.36	(0.36)	0.00	0.00	(0.36)

Series M

12/31/2023	$8.35	$0.47	$0.26	$0.73	$(0.48)	$0.00	$0.00	$(0.48)

12/31/2022	10.33	0.42	(1.95)	(1.53)	(0.45)	0.00	0.00	(0.45)

12/31/2021	10.68	0.42	(0.26)	0.16	(0.42)	(0.09)	0.00	(0.51)

12/31/2020	10.48	0.41	0.53	0.94	(0.41)	(0.33)	0.00	(0.74)

12/31/2019	10.14	0.47	0.37	0.84	(0.50)	0.00	0.00	(0.50)

Series R

12/31/2023	$7.94	$0.19	$0.05	$0.24	$(0.04)	$0.00	$(0.15)	$(0.19)

12/31/2022	10.79	0.81	(2.59)	(1.78)	(1.07)	0.00	0.00	(1.07)

12/31/2021	10.74	0.72	0.02	0.74	(0.69)	0.00	0.00	(0.69)

12/31/2020	9.40	0.22	1.33	1.55	(0.21)	0.00	0.00	(0.21)

12/31/2019	8.68	0.26	0.70	0.96	(0.24)	0.00	0.00	(0.24)

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(d)(e)	Net Assets End of Year (000s)	Expenses(f)	Expenses Excluding Waivers(f)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.84	8.34%	$1,282,061	0.03%	0.03%	0.00%	0.00%	4.69%	571%

8.54	(16.74)	1,155,312	0.15	0.15	0.00	0.00	3.58	308

10.77	0.34	1,540,072	0.02	0.02	0.00	0.00	3.10	282

11.08	9.77	1,585,611	0.03	0.03	0.00	0.00	3.18	562

10.43	9.18	1,434,199	0.21	0.21	0.00	0.00	3.72	533

$8.81	6.07%	$73,673	2.31%	2.31%	0.00%	0.00%	3.90%	192%

8.59	(5.53)	74,964	1.57	1.57	0.00	0.00	2.75	43

9.41	0.38	122,608	0.23	0.23	0.00	0.00	2.94	97

9.62	6.28	108,895	0.66	0.66	0.00	0.00	3.63	69

9.40	3.85	79,806	2.98	2.98	0.00	0.00	3.82	88

$8.60	8.99%	$1,279,095	0.04%	0.04%	0.00%	0.00%	5.62%	569%

8.35	(14.99)	1,147,875	0.01	0.01	0.00	0.00	4.58	495

10.33	1.45	1,520,815	0.01	0.01	0.00	0.00	3.97	468

10.68	9.12	1,562,661	0.02	0.02	0.00	0.00	3.80	635

10.48	8.40	1,442,194	0.06	0.06	0.00	0.00	4.47	543

$7.99	3.05%	$163,970	3.31%	3.31%	0.00%	0.00%	2.45%	223%

7.94	(17.22)	216,389	0.87	0.87	0.00	0.00	8.88	93

10.79	7.09	259,263	0.05	0.05	0.00	0.00	6.71	162

10.74	16.58	157,315	0.26	0.26	0.00	0.00	2.13	295

9.40	11.10	130,421	1.35	1.35	0.00	0.00	2.80	357

ANNUAL REPORT	DECEMBER 31, 2023	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series TE

12/31/2023	$9.25	$0.47	$0.41	$0.88	$(0.46)	$0.00	$0.00	$(0.46)

12/31/2022	10.71	0.41	(1.47)	(1.06)	(0.40)	0.00	0.00	(0.40)

12/31/2021	10.76	0.38	(0.06)	0.32	(0.37)	0.00	0.00	(0.37)

12/31/2020	10.39	0.36	0.37	0.73	(0.36)	0.00	0.00	(0.36)

12/31/2019	9.94	0.38	0.45	0.83	(0.38)	0.00	0.00	(0.38)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(f)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(d)(e)	Net Assets End of Year (000s)	Expenses(f)	Expenses Excluding Waivers(f)	Expenses Excluding Interest Expense(f)	Expenses Excluding Interest Expense and Waivers(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.67	9.74%	$61,959	0.06%	0.06%	0.00%	0.00%	5.05%	56%

9.25	(9.91)	69,553	0.07	0.07	0.00	0.00	4.29	67

10.71	3.04	88,310	0.02	0.02	0.00	0.00	3.50	20

10.76	7.19	91,321	0.04	0.04	0.00	0.00	3.47	57

10.39	8.42	87,423	0.08	0.08	0.00	0.00	3.69	31

ANNUAL REPORT	DECEMBER 31, 2023	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$1,729,185	$88,102
Investments in Affiliates	125,012	11,264

Financial Derivative Instruments
Exchange-traded or centrally cleared	314	99
Over the counter	258	72
Cash	0	0
Deposits with counterparty	2,337	1,071
Foreign currency, at value	2,938	102
Receivable for investments sold	100	82
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	855,694	42,102
Receivable for Portfolio shares sold	2,509	88
Interest and/or dividends receivable	9,128	535
Dividends receivable from Affiliates	479	52
Reimbursement receivable from PIMCO	1	1
Other assets	17	0

Total Assets	2,727,972	143,570

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$19,668
Payable for sale-buyback transactions	0	0
Payable for short sales	0	15,148

Financial Derivative Instruments
Exchange-traded or centrally cleared	267	19
Over the counter	1,204	180
Payable for investments purchased	54	801
Payable for investments in Affiliates purchased	555	60
Payable for TBA investments purchased	1,406,691	33,718
Deposits from counterparty	30,164	0
Payable for Portfolio shares redeemed	2,133	0
Distributions payable	4,841	303
Overdraft due to custodian	0	0
Other liabilities	2	0

Total Liabilities	1,445,911	69,897

Commitments and Contingent Liabilities^

Net Assets	$1,282,061	$73,673

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$145	$8
Paid in capital in excess of par	1,669,288	84,388
Distributable earnings (accumulated loss)	(387,372)	(10,723)

Net Assets	$1,282,061	$73,673

Shares Issued and Outstanding	145,003	8,365

Net Asset Value Per Share Outstanding(a):	$8.84	$8.81

Cost of investments in securities	$1,773,444	$91,094
Cost of investments in Affiliates	$124,968	$11,258
Cost of foreign currency held	$2,921	$102
Proceeds received on short sales	$0	$15,015
Cost or premiums of financial derivative instruments, net	$(8,179)	$(151)

* Includes repurchase agreements of:	$3,036	$1,904

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Portfolios.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

Series M	Series R	Series TE

$1,745,163	$339,898	$58,310
63,382	0	3,139

320	564	0
143	13	0
0	1	1
25,736	2,937	175
1,682	421	0
62	642	35
0	150	0
228,912	51,766	0
2,805	14	16
8,308	786	569
188	0	14
1	1	1
19	0	0

2,076,721	397,193	62,260

$0	$0	$0
0	141,958	0
0	0	0

116	655	0
983	1,471	0
28	640	0
225	0	15
764,233	86,387	0
23,415	2,091	0
2,115	21	0
6,486	0	286
25	0	0
0	0	0

797,626	233,223	301

$1,279,095	$163,970	$61,959

$149	$21	$6
1,496,547	247,575	63,688
(217,601)	(83,626)	(1,735)

$1,279,095	$163,970	$61,959

148,697	20,513	6,408

$8.60	$7.99	$9.67

$1,811,188	$364,287	$55,943
$63,372	$0	$3,139
$1,656	$758	$0
$0	$0	$0
$(327)	$(891)	$0

$2,970	$11,093	$585

ANNUAL REPORT	DECEMBER 31, 2023	27

Statements of Operations

Year Ended December 31, 2023
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$52,606	$4,431
Dividends from Investments in Affiliates	4,073	523
Miscellaneous income	340	0
Total Income	57,019	4,954

Expenses:

Interest expense	395	1,838
Miscellaneous expense	24	3
Total Expenses	419	1,841

Net Investment Income (Loss)	56,600	3,113

Net Realized Gain (Loss):

Investments in securities	(120,442)	(1,802)
Investments in Affiliates	37	0
Exchange-traded or centrally cleared financial derivative instruments	(4,623)	(2,564)
Over the counter financial derivative instruments	(4,594)	(936)
Short sales	0	0
Foreign currency	(590)	8

Net Realized Gain (Loss)	(130,212)	(5,294)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	156,997	4,827
Investments in Affiliates	39	5
Exchange-traded or centrally cleared financial derivative instruments	13,113	1,764
Over the counter financial derivative instruments	1,587	217
Foreign currency assets and liabilities	652	(3)

Net Change in Unrealized Appreciation (Depreciation)	172,388	6,810

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,776	$4,629

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$64,153	$11,424	$3,553
4,117	0	174
88	21	0
68,358	11,445	3,727

438	6,574	42
21	3	0
459	6,577	42

67,899	4,868	3,685

(43,677)	(33,263)	(472)
93	0	3
2,902	(2,854)	27
(2,124)	(196)	0
0	7	0
(280)	185	0

(43,086)	(36,121)	(442)

65,348	32,594	3,316
(13)	0	0
13,223	3,123	(134)
1,006	855	0
656	(337)	0

80,220	36,235	3,182

$105,033	$4,982	$6,425

ANNUAL REPORT	DECEMBER 31, 2023	29

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$56,600	$47,125	$3,113	$2,814
Net realized gain (loss)	(130,212)	(70,869)	(5,294)	(1,544)
Net change in unrealized appreciation (depreciation)	172,388	(232,175)	6,810	(7,405)

Net Increase (Decrease) in Net Assets Resulting from Operations	98,776	(255,919)	4,629	(6,135)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(55,338)	(61,847)	(1,559)	(3,160)

Tax basis return of capital	0	0	(1,134)	0

Total Distributions(a)	(55,338)	(61,847)	(2,693)	(3,160)

Portfolio Share Transactions:

Receipts for shares sold	399,775	369,688	26,422	27,893
Issued as reinvestment of distributions	0	0	0	0
Cost of shares redeemed	(316,464)	(436,682)	(29,649)	(66,242)

Net increase (decrease) resulting from Portfolio share transactions	83,311	(66,994)	(3,227)	(38,349)

Total Increase (Decrease) in Net Assets	126,749	(384,760)	(1,291)	(47,644)

Net Assets:
Beginning of year	1,155,312	1,540,072	74,964	122,608
End of year	$1,282,061	$1,155,312	$73,673	$74,964

Shares of Beneficial Interest:

Shares sold	46,502	40,129	3,049	3,120
Issued as reinvestment of distributions	0	0	0	0
Shares redeemed	(36,774)	(47,849)	(3,406)	(7,423)
Net increase (decrease) in shares outstanding	9,728	(7,720)	(357)	(4,303)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Dividends and Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$67,899	$60,377	$4,868	$21,990	$3,685	$3,412
(43,086)	(116,321)	(36,121)	7,528	(442)	(3,649)
80,220	(169,253)	36,235	(77,209)	3,182	(8,277)

105,033	(225,197)	4,982	(47,691)	6,425	(8,514)

(68,737)	(63,547)	(865)	(28,718)	(3,556)	(3,325)

0	0	(3,844)	0	0	0

(68,737)	(63,547)	(4,709)	(28,718)	(3,556)	(3,325)

412,111	358,432	51,752	124,525	23,792	17,909
1	0	0	0	0	0
(317,188)	(442,628)	(104,444)	(90,990)	(34,255)	(24,827)

94,924	(84,196)	(52,692)	33,535	(10,463)	(6,918)

131,220	(372,940)	(52,419)	(42,874)	(7,594)	(18,757)

1,147,875	1,520,815	216,389	259,263	69,553	88,310
$1,279,095	$1,147,875	$163,970	$216,389	$61,959	$69,553

49,178	39,513	6,493	13,507	2,548	1,876
1	0	0	0	0	0
(37,897)	(49,282)	(13,228)	(10,278)	(3,659)	(2,604)
11,282	(9,769)	(6,735)	3,229	(1,111)	(728)

ANNUAL REPORT	DECEMBER 31, 2023	31

Statements of Cash Flows

Year Ended December 31, 2023 (Amounts in thousands†)	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$4,629	$4,982

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(200,465)	(790,539)
Proceeds from sales of long-term securities	247,968	814,538
(Purchases) Proceeds from sales of short-term portfolio investments, net	(11,212)	(8,020)
(Increase) decrease in deposits with counterparty	1,167	1,743
(Increase) decrease in receivable for investments sold	3,948	(47,218)
(Increase) decrease in interest and/or dividends receivable	379	91
(Increase) decrease in dividends receivable from Affiliates	(43)	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(878)	646
Proceeds from (Payments on) over the counter financial derivative instruments	(936)	340
Increase (decrease) in payable for investments purchased	4,012	61,215
Increase (decrease) in deposits from counterparty	(521)	1,438
Proceeds from (Payments on) short sales transactions, net	(190)	7
Proceeds from (Payments on) foreign currency transactions	5	(152)
Net Realized (Gain) Loss
Investments in securities	1,802	33,263
Exchange-traded or centrally cleared financial derivative instruments	2,564	2,854
Over the counter financial derivative instruments	936	196
Short sales	0	(7)
Foreign currency	(8)	(185)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(4,827)	(32,594)
Investments in Affiliates	(5)	0
Exchange-traded or centrally cleared financial derivative instruments	(1,764)	(3,123)
Over the counter financial derivative instruments	(217)	(855)
Foreign currency assets and liabilities	3	337
Net amortization (accretion) on investments	15	1,909
Net Cash Provided by (Used for) Operating Activities	46,362	40,866

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	26,599	51,767
Payments on shares redeemed	(29,649)	(104,897)
Cash distributions paid	(2,400)	(5,732)
Proceeds from reverse repurchase agreements	178,346	0
Payments on reverse repurchase agreements	(219,326)	0
Proceeds from sale-buyback transactions	0	3,064,482
Payments on sale-buyback transactions	0	(3,047,409)
Net Cash Received from (Used for) Financing Activities	(46,430)	(41,789)

Net Increase (Decrease) in Cash and Foreign Currency	(68)	(923)

Cash and Foreign Currency:

Beginning of year	170	1,345
End of year	$102	$422

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$1,518	$6,540

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

December 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

American Airlines, Inc.
10.427% due 04/20/2028	$3,060	$3,148

SkyMiles IP Ltd.
9.166% due 10/20/2027	960	985

United Airlines, Inc.
9.220% due 04/21/2028	3,020	3,035

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	2,100	1,869

Total Loan Participations and Assignments (Cost $9,183)		9,037

CORPORATE BONDS & NOTES 35.9%

BANKING & FINANCE 24.3%

American Assets Trust LP
3.375% due 02/01/2031	4,000	3,265

Ares Finance Co. LLC
3.250% due 06/15/2030	4,950	4,379

Ares Management Corp.
6.375% due 11/10/2028	5,900	6,190

Aviation Capital Group LLC
3.500% due 11/01/2027	1,300	1,199

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	6,141	5,446

Bank of America Corp.
3.419% due 12/20/2028 •	25,728	24,252

Barclays PLC
2.894% due 11/24/2032 •	6,900	5,659

BNP Paribas SA
1.904% due 09/30/2028 •	8,000	7,114
4.400% due 08/14/2028	14,700	14,334
4.500% due 02/25/2030 •(d)(e)	900	719
4.625% due 02/25/2031 •(d)(e)	1,900	1,535

Brookfield Finance, Inc.
3.500% due 03/30/2051	7,100	5,201
6.350% due 01/05/2034	2,500	2,663

Cantor Fitzgerald LP
7.200% due 12/12/2028	8,700	8,925

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	4,000	3,745

CI Financial Corp.
3.200% due 12/17/2030	3,200	2,530

Citigroup, Inc.
3.785% due 03/17/2033 •(f)	2,000	1,799

Cooperatieve Rabobank UA
4.655% due 08/22/2028 •	6,300	6,209

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole SA
7.500% due 06/23/2026 •(d)(e)	GBP	100	$127

Credit Suisse AG AT1 Claim		$10,000	1,200

Crown Castle, Inc.
4.300% due 02/15/2029		3,000	2,891

Deutsche Bank AG
2.129% due 11/24/2026 •(f)		1,400	1,313
2.311% due 11/16/2027 •		9,500	8,692
3.729% due 01/14/2032 •(f)		1,200	1,006
3.961% due 11/26/2025 •		9,000	8,854
5.625% due 05/19/2031 •	EUR	200	224

Discover Financial Services
7.964% due 11/02/2034		$3,000	3,339

Extra Space Storage LP
5.500% due 07/01/2030		7,500	7,677

Fairfax Financial Holdings Ltd.
4.230% due 06/14/2029	CAD	300	221

First American Financial Corp.
4.000% due 05/15/2030		$3,850	3,467

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,263

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		400	371

Global Atlantic Fin Co.
3.125% due 06/15/2031		1,200	984

GLP Capital LP
4.000% due 01/15/2030		3,278	2,994
5.250% due 06/01/2025		2,450	2,443
5.300% due 01/15/2029		3,150	3,134

Goldman Sachs Group, Inc.
7.273% (SOFRRATE + 1.850%) due 03/15/2028 ~		20,000	20,185

Golub Capital BDC, Inc.
2.050% due 02/15/2027		4,000	3,515

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	2,981

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	3,882
5.875% due 09/28/2026 •(d)(e)	GBP	11,800	14,327
6.375% due 09/17/2024 •(d)		$1,200	1,190

Hudson Pacific Properties LP
3.250% due 01/15/2030		100	74
3.950% due 11/01/2027		100	84
4.650% due 04/01/2029		400	325
5.950% due 02/15/2028		200	177

Invitation Homes Operating Partnership LP
5.450% due 08/15/2030		5,000	5,044

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kilroy Realty LP
3.050% due 02/15/2030		$3,000	$2,554
4.750% due 12/15/2028		400	382

KKR Financial Holdings LLC
5.400% due 05/23/2033		9,000	8,700

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		2,000	1,318

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(d)(e)		7,100	6,971

LPL Holdings, Inc.
6.750% due 11/17/2028		5,700	6,080

Maple Grove Funding Trust
4.161% due 08/15/2051		8,000	5,637

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	4,114

Morgan Stanley
0.000% due 04/02/2032 þ(f)		7,000	4,255
3.591% due 07/22/2028 •		9,000	8,597

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		3,000	2,649

Nordea Bank Abp
3.750% due 03/01/2029 •(d)(e)		5,850	4,636
6.625% due 03/26/2026 •(d)(e)		5,000	4,969

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		2,152	2,148

Retail Opportunity Investments Partnership LP
6.750% due 10/15/2028		2,400	2,524

Sammons Financial Group, Inc.
3.350% due 04/16/2031		3,000	2,411

SMBC Aviation Capital Finance DAC
5.450% due 05/03/2028		3,600	3,623

Synchrony Financial
3.950% due 12/01/2027		1,100	1,030

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	179	222
5.744% due 04/13/2040		585	755
5.801% due 10/13/2040		6,493	8,471

Wells Fargo & Co.
2.879% due 10/30/2030 •		$10,000	8,897
3.350% due 03/02/2033 •		8,000	6,990
4.150% due 01/24/2029		5,400	5,253

			311,334

INDUSTRIALS 9.9%

Air Canada Pass-Through Trust
3.750% due 06/15/2029		1,915	1,764

Aker BP ASA
2.000% due 07/15/2026		1,300	1,199

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		2,600	2,531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.200% due 12/15/2029		$1,821	$1,661
3.375% due 11/01/2028		4,933	4,525
3.575% due 07/15/2029		1,801	1,681
3.650% due 02/15/2029		2,402	2,227
3.700% due 04/01/2028		2,192	2,042

American Airlines, Inc.
5.500% due 04/20/2026		3,417	3,395
5.750% due 04/20/2029		1,700	1,659

Ashtead Capital, Inc.
4.250% due 11/01/2029		1,600	1,496

BAT International Finance PLC
5.931% due 02/02/2029		2,000	2,079

Bayer U.S. Finance LLC
4.375% due 12/15/2028		6,900	6,563

British Airways Pass-Through Trust
3.300% due 06/15/2034		2,510	2,236

Canadian Pacific Railway Co.
4.200% due 11/15/2069		4,600	3,821

CDW LLC
2.670% due 12/01/2026		4,200	3,933

Charter Communications Operating LLC
5.125% due 07/01/2049		2,000	1,627

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,207	1,180

Dell International LLC
5.300% due 10/01/2029		1,000	1,031

Energy Transfer LP
3.750% due 05/15/2030		450	418
5.250% due 04/15/2029		11,400	11,494

EQM Midstream Partners LP
4.125% due 12/01/2026		800	773

Ferguson Finance PLC
3.250% due 06/02/2030		2,500	2,239

Fraport AG Frankfurt Airport Services Worldwide
1.875% due 03/31/2028	EUR	2,600	2,718

Imperial Brands Finance PLC
3.875% due 07/26/2029		$4,000	3,735

Las Vegas Sands Corp.
3.500% due 08/18/2026		4,750	4,531

Marvell Technology, Inc.
4.875% due 06/22/2028		5,500	5,492

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		400	354

Mileage Plus Holdings LLC
6.500% due 06/20/2027		1,400	1,405

MSCI, Inc.
3.250% due 08/15/2033		300	251
3.625% due 09/01/2030		200	181

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		2,000	1,926

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.345% due 09/17/2027		$2,900	$2,776
4.810% due 09/17/2030		700	655

Oracle Corp.
2.875% due 03/25/2031 (f)		2,100	1,861

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	1,100	1,411

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		$3,800	3,349

Trustees of the University of Pennsylvania
3.610% due 02/15/2119		6,500	4,662

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		417	399

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,167	3,535
2.875% due 04/07/2030		1,444	1,293
3.450% due 01/07/2030		1,538	1,374
4.000% due 10/11/2027		936	895
4.150% due 10/11/2025		821	818
5.875% due 04/15/2029		7,828	7,935

United Airlines, Inc.
4.625% due 04/15/2029		1,000	936

Vmed O2 U.K. Financing PLC
4.750% due 07/15/2031		6,000	5,363

Volkswagen Group of America Finance LLC
3.750% due 05/13/2030		1,300	1,199

Warnermedia Holdings, Inc.
4.279% due 03/15/2032		1,600	1,465

Weir Group PLC
2.200% due 05/13/2026		3,400	3,163

Westinghouse Air Brake Technologies Corp.
4.700% due 09/15/2028		1,400	1,386

			126,642

UTILITIES 1.7%

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030		2,500	2,373

MidAmerican Energy Co.
4.250% due 05/01/2046		600	523

Pacific Gas & Electric Co.
3.300% due 12/01/2027		2,800	2,616
3.750% due 07/01/2028		1,800	1,688
3.950% due 12/01/2047		2,400	1,761
4.300% due 03/15/2045		700	550
4.500% due 07/01/2040		1,800	1,525
4.550% due 07/01/2030		3,400	3,241
5.250% due 03/01/2052		2,000	1,783

PacifiCorp
4.150% due 02/15/2050		1,800	1,461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toledo Edison Co.
2.650% due 05/01/2028	$4,584	$4,135

		21,656

Total Corporate Bonds & Notes (Cost $495,077)		459,632

MUNICIPAL BONDS & NOTES 2.9%

CALIFORNIA 0.7%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.714% due 06/01/2041	8,200	6,268

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	4,000	2,792

		9,060

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	939	1,020

MICHIGAN 0.9%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	3,200	2,600

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	10,000	8,999

		11,599

NEW JERSEY 0.3%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,000	3,714

VIRGINIA 0.3%

University of Virginia Revenue Bonds, Series 2017
4.179% due 09/01/2117	870	744

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	4,300	2,850

		3,594

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	8,795	8,308

Total Municipal Bonds & Notes (Cost $43,008)		37,295

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 52.9%

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	$23	$24

Ginnie Mae, TBA
2.500% due 01/01/2054	77,400	67,719

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 09/01/2052	25,204	23,852
4.500% due 08/01/2039 - 10/01/2053	3,531	3,427
5.000% due 07/01/2053	72,469	71,711

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2054 - 03/01/2054	188,500	166,994
4.000% due 02/01/2054	64,800	61,350
4.500% due 02/01/2054	133,200	129,209
5.000% due 01/01/2054 - 02/01/2054	80,000	79,177
5.500% due 02/01/2054	75,000	75,340

Total U.S. Government Agencies (Cost $665,333)		678,803

U.S. TREASURY OBLIGATIONS 4.7%

U.S. Treasury Inflation Protected Securities (c)
0.500% due 01/15/2028 (i)(k)	62,366	59,033

Total U.S. Treasury Obligations (Cost $59,539)		59,033

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.3%

Angel Oak Mortgage Trust
1.581% due 09/25/2066 ~	2,172	1,737

Atrium Hotel Portfolio Trust
6.589% due 12/15/2036 ~	1,744	1,659

Banc of America Funding Trust
5.061% due 01/20/2047 ~	19	17

Bear Stearns Adjustable Rate Mortgage Trust
4.091% due 05/25/2034 «~	11	9
5.611% due 10/25/2033 «~	6	6

Bear Stearns ALT-A Trust
4.325% due 02/25/2036 ~	243	169

Benchmark Mortgage Trust
6.363% due 07/15/2056	6,500	6,818

BSST Mortgage Trust
6.662% due 02/15/2037 ~	300	262

BX Commercial Mortgage Trust
6.352% due 01/17/2039 •	5,000	4,912
6.397% due 12/15/2038	3,700	3,627

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~	863	864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
5.972% due 09/25/2035 •		$16	$16
7.198% due 09/25/2035 •		31	31

Commercial Mortgage Trust
6.776% due 12/15/2038 •		7,974	7,311

Countrywide Alternative Loan Trust
5.870% due 05/25/2036 •		29	25
6.000% due 08/25/2034		2,599	2,586

Countrywide Home Loan Mortgage Pass-Through Trust
6.110% due 03/25/2035 •		47	40

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.858% due 07/25/2033 «~		1	1

Credit Suisse Mortgage Capital Certificates
2.436% due 02/25/2061 ~		2,420	2,331

Credit Suisse Mortgage Capital Trust
1.926% due 07/27/2061 ~		4,853	4,661
4.046% due 03/25/2060 ~		5,211	5,300
4.991% due 08/25/2067 ~		1,701	1,674

DC Commercial Mortgage Trust
6.314% due 09/12/2040		1,100	1,137

Downey Savings & Loan Association Mortgage Loan Trust
5.990% due 08/19/2045 •		304	254
6.046% due 07/19/2044 ~		181	166

Eurosail PLC
6.289% due 06/13/2045 •	GBP	423	536
6.289% due 06/13/2045 ~		276	350

GreenPoint Mortgage Funding Trust
5.930% due 06/25/2045 •		$711	515

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.725% due 10/25/2033 «~		1	1

GS Mortgage Securities Corp. Trust
6.609% due 07/15/2035		1,298	981

GSR Mortgage Loan Trust
4.836% due 09/25/2035 ~		41	38
5.778% due 09/25/2035 ~		7	7
5.778% due 09/25/2035 «~		21	20
6.780% due 03/25/2033 «•		3	2

HarborView Mortgage Loan Trust
5.850% due 01/19/2038 •		69	61
6.152% due 06/20/2035 •		117	106

HomeBanc Mortgage Trust
5.990% due 01/25/2036 ~		166	157

JP Morgan Chase Commercial Mortgage Securities Trust
5.958% due 04/15/2037 •		976	900
6.826% due 12/15/2036 •		100	77

JP Morgan Mortgage Trust
4.263% due 02/25/2035 «~		4	4

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.735% due 11/25/2033 «~		$10	$9
5.044% due 07/25/2035 ~		77	76
5.528% due 07/25/2035 «~		6	6

Legacy Mortgage Asset Trust
1.892% due 10/25/2066 þ		2,419	2,375

Lux Trust
8.052% due 08/15/2040		4,500	4,554

MFA Trust
1.381% due 04/25/2065 ~		1,167	1,081
1.947% due 04/25/2065 ~		1,187	1,095

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~		5,000	3,862

Morgan Stanley Mortgage Loan Trust
5.402% due 08/25/2034 «~		153	144

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~		1,484	1,260
6.426% due 08/15/2038 •		1,200	1,125

New York Mortgage Trust
1.670% due 08/25/2061 þ		4,820	4,584

OBX Trust
6.567% due 06/25/2063 þ		2,319	2,344

OPEN Trust
8.451% due 10/15/2028		11,060	11,116

RCKT Mortgage Trust
6.808% due 09/25/2043		968	982

Residential Accredit Loans, Inc. Trust
5.890% due 04/25/2046 ~		700	198

Residential Mortgage Securities PLC
6.470% due 06/20/2070 ~	GBP	5,512	7,039

SMRT Commercial Mortgage Trust
6.362% due 01/15/2039 •		$2,900	2,842

Structured Adjustable Rate Mortgage Loan Trust
6.478% due 02/25/2034 ~		11	10

Structured Asset Mortgage Investments Trust
6.090% due 09/25/2045 «•		245	221

Towd Point Mortgage Funding
6.571% due 07/20/2045 ~	GBP	7,284	9,310

Towd Point Mortgage Trust
6.470% due 10/25/2059 •		$3,483	3,505

Verus Securitization Trust
6.665% due 09/25/2068 þ		9,463	9,599

WaMu Mortgage Pass-Through Certificates Trust
6.012% due 02/25/2046 •		232	203
6.090% due 01/25/2045 •		21	20
6.210% due 11/25/2034 •		345	323

Warwick Finance Residential Mortgages PLC
6.170% due 12/21/2049 •	GBP	557	711

Wells Fargo Mortgage-Backed Securities Trust
5.970% due 10/25/2037 ~		$1,489	1,366

Total Non-Agency Mortgage-Backed Securities (Cost $121,867)			119,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 25.2%

AASET Trust
2.798% due 01/15/2047		$5,272	$4,549

ACE Securities Corp. Home Equity Loan Trust
6.250% due 04/25/2034 •		217	200

ACREC Ltd.
6.623% due 10/16/2036 •		1,876	1,836

AGL CLO Ltd.
6.877% due 07/20/2034		1,500	1,500

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.385% due 01/25/2035 ~		2,092	2,032
6.490% due 01/25/2035 •		1,269	1,130

Apex Credit CLO Ltd.
6.622% due 09/20/2029 •		1,525	1,524

Apidos CLO
6.755% due 07/16/2031		5,562	5,565

APL Finance DAC
7.000% due 07/21/2031 «		12,248	12,229

Aqueduct European CLO DAC
4.633% due 07/20/2030 •	EUR	4,573	5,012

Arbor Realty Commercial Real Estate Notes Ltd.
6.826% due 11/15/2036 •		$7,600	7,524

Atlas Senior Loan Fund Ltd.
6.840% due 10/24/2031		6,164	6,159

Aurium CLO DAC
4.635% due 04/16/2030 •	EUR	6,785	7,409

Avis Budget Rental Car Funding AESOP LLC
6.020% due 02/20/2030		$7,500	7,741

Bear Stearns Asset-Backed Securities Trust
6.205% due 09/25/2035 ~		3,418	3,399

BlueMountain Fuji EUR CLO DAC
4.615% due 07/15/2030 •	EUR	3,998	4,392
4.795% due 04/15/2034 •		6,000	6,502
4.875% due 01/15/2033 •		7,550	8,210

BNPP AM Euro CLO DAC
4.565% due 04/15/2031 •		1,800	1,957

Cairn CLO DAC
4.552% due 04/30/2031 •		5,678	6,195
4.618% due 01/31/2030 •		4,688	5,130

Capital Automotive LLC
5.750% due 09/15/2053		$6,930	6,975

Cedar Funding CLO Ltd.
6.657% due 04/20/2031		9,836	9,839
6.677% due 01/20/2031 •		1,792	1,790

Centex Home Equity Loan Trust
6.430% due 10/25/2035 •		4,279	4,238

CLNC Ltd.
6.720% due 08/20/2035 •		9	9

Conseco Finance Corp.
6.530% due 02/01/2031 ~		821	721

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crestline Denali CLO Ltd.
6.814% due 10/23/2031 •		$12,588	$12,590

Cutwater Ltd.
6.875% due 01/15/2029		3,564	3,568

CVC Cordatus Loan Fund DAC
4.555% due 09/15/2031 •	EUR	4,481	4,872

ECAF Ltd.
3.473% due 06/15/2040		$109	69
4.947% due 06/15/2040		318	208

ECMC Group Student Loan Trust
6.202% due 02/27/2068 •		4,684	4,628

Gallatin CLO Ltd.
6.745% due 07/15/2031 •		8,827	8,813

GoldenTree Loan Management EUR CLO DAC
4.893% due 01/20/2032 •	EUR	3,200	3,497

Greywolf CLO Ltd.
6.800% due 01/27/2031 •		$6,127	6,136

GSAMP Trust
6.250% due 07/25/2045 •		1,167	1,133

Harvest CLO DAC
4.605% due 10/15/2031 •	EUR	7,327	7,954

LCCM Trust
6.926% due 11/15/2038 ~		$5,000	4,966

MACH Cayman Ltd.
3.474% due 10/15/2039		1,413	1,223

Man GLG Euro CLO DAC
4.615% due 12/15/2031 •	EUR	6,740	7,356
4.645% due 10/15/2030 •		1,532	1,681

Marble Point CLO Ltd.
6.695% due 10/15/2030 •		$3,610	3,617

Merrill Lynch Mortgage Investors Trust
5.710% due 02/25/2037 •		138	42

METAL LLC
4.581% due 10/15/2042		1,642	1,018

Morgan Stanley ABS Capital, Inc. Trust
6.720% due 07/25/2037 •		7,000	5,898

Morgan Stanley Mortgage Loan Trust
6.190% due 04/25/2037 •		88	25

Navient Student Loan Trust
6.502% due 12/27/2066 •		10,233	10,199

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.355% due 09/25/2035 «•		2	2

OCP Euro CLO DAC
4.882% due 09/22/2034 •	EUR	7,200	7,835

OZLM Ltd.
6.777% due 10/20/2031 •		$2,000	2,001

Palmer Square CLO Ltd.
6.963% due 10/20/2033		10,700	10,711

Palmer Square European Loan Funding DAC
4.685% due 10/15/2031 •	EUR	5,214	5,664

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
6.455% due 10/15/2029 •		$5,612	$5,576

PRET LLC
1.868% due 07/25/2051 þ		4,054	3,919
1.992% due 02/25/2061 þ		2,034	1,990

Progress Residential Trust
2.393% due 12/17/2040		2,074	1,801

PRPM LLC
3.720% due 02/25/2027 þ		3,116	3,015

Residential Asset Securities Corp. Trust
6.160% due 11/25/2035 •		532	528
6.190% due 01/25/2036 •		1,500	1,457
6.430% due 08/25/2035 •		4,550	4,471

Santander Drive Auto Receivables Trust
5.930% due 07/17/2028		2,300	2,344
5.980% due 04/16/2029		2,300	2,344
6.400% due 03/17/2031		2,300	2,365

Securitized Asset-Backed Receivables LLC Trust
6.250% due 02/25/2034 •		6,031	5,950

Segovia European CLO DAC
4.745% due 01/18/2031 •	EUR	830	909

Sound Point CLO Ltd.
6.574% due 01/23/2029 •		$2,093	2,094
6.620% due 07/25/2030 ~		6,709	6,701

Starwood Commercial Mortgage Trust
6.673% due 04/18/2038 •		7,786	7,601

Stonepeak ABS
2.301% due 02/28/2033		1,002	921

Structured Asset Investment Loan Trust
6.175% due 03/25/2034 •		1,344	1,317

Symphony CLO Ltd.
6.535% due 04/15/2028 •		614	615

Toro European CLO DAC
4.908% due 01/12/2032 •	EUR	2,500	2,738

Venture CLO Ltd.
6.535% due 04/15/2027 •		$6,417	6,416
6.577% due 10/20/2028 •		3,769	3,766
6.697% due 04/20/2029 •		3,401	3,404

Verizon Master Trust
5.350% due 09/22/2031		8,000	8,279

Vertical Bridge Holdings LLC
3.706% due 02/15/2057		2,000	1,653

WAVE LLC
3.597% due 09/15/2044		1,772	1,488

Total Asset-Backed Securities (Cost $333,566)			323,135

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 3.0%

FINANCIALS 3.0%

Bank of America Corp.
5.875% due 03/15/2028 •(d)	5,600,000	$5,374

Capital Farm Credit ACA
5.000% due 03/15/2026 •(d)	4,700,000	4,287

Charles Schwab Corp.
4.000% due 12/01/2030 •(d)	5,000,000	3,969
5.000% due 12/01/2027 •(d)	5,000,000	4,222

CoBank ACB
4.250% due 01/01/2027 •(d)	2,000,000	1,599
6.450% due 10/01/2027 •(d)	5,500,000	5,389

MetLife Capital Trust
7.875% due 12/15/2067	600,000	646

Wells Fargo & Co.
5.900% due 06/15/2024 •(d)	13,400,000	13,333

Total Preferred Securities (Cost $41,768)		38,819

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.2%
		3,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
5.462% due 01/11/2024 - 01/25/2024 (a)(b)(k)	$1,069	$1,067

Total Short-Term Instruments (Cost $4,103)		4,103

Total Investments in Securities (Cost $1,773,444)		1,729,185

	SHARES
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%

PIMCO Short-Term Floating NAV Portfolio III	12,852,088	125,012

Total Short-Term Instruments (Cost $124,968)		125,012

Total Investments in Affiliates (Cost $124,968)		125,012

Total Investments 144.6% (Cost $1,898,412)		$1,854,197

Financial Derivative Instruments (h)(j) (0.1)% (Cost or Premiums, net $(8,179))		(899)

Other Assets and Liabilities, net (44.5)%		(571,237)

Net Assets 100.0%		$1,282,061

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

(c)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$2,000	$1,799	0.14%
Deutsche Bank AG	2.129	11/24/2026	11/17/2020	1,400	1,313	0.10
Deutsche Bank AG	3.729	01/14/2032	01/11/2021	1,200	1,006	0.08
Morgan Stanley	0.000	04/02/2032	02/11/2020	6,159	4,255	0.33
Oracle Corp.	2.875	03/25/2031	06/22/2023	1,804	1,861	0.15

				$12,563	$10,234	0.80%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$3,036	U.S. Treasury Notes 0.375% due 11/30/2025	$(3,097)	$3,036	$3,037

Total Repurchase Agreements						$(3,097)	$3,036	$3,037

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,037	$0	$0	$3,037	$(3,097)	$(60)

Total Borrowings and Other Financing Transactions	$3,037	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(1,599) at a weighted average interest rate of 4.294%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	03/2024	465	$43,579	$1,033	$10	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note March Futures	03/2024	1,376	$(283,338)	$(2,728)	$0	$(172)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	649	(76,592)	(2,939)	61	0

				$(5,667)	$61	$(172)

Total Futures Contracts				$(4,634)	$71	$(172)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2025	0.535%	$ 3,700	$21	$5	$26	$0	$(1)
AT&T, Inc.	1.000	Quarterly	12/20/2026	0.636	700	5	2	7	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.444	1,500	17	7	24	1	0
British Telecommunications PLC	1.000	Quarterly	12/20/2027	0.596	EUR 2,000	25	9	34	1	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.686	2,000	17	13	30	0	0
Energy Transfer Operating LP	1.000	Quarterly	12/20/2025	0.446	$ 3,500	35	3	38	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.145	3,400	17	(2)	15	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.181	1,400	12	0	12	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.286	400	6	1	7	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.451	1,800	8	2	10	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.580	1,400	12	5	17	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.700	3,900	24	25	49	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.739	1,000	5	7	12	1	0

						$204	$77	$281	$3	$(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.175%	Annual	10/10/2033	$	6,200	$(54)	$398	$344	$0	$(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		6,200	(67)	398	331	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		6,300	(33)	409	376	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		5,400	(24)	352	328	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		5,400	(13)	353	340	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		3,600	48	239	287	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		6,300	(27)	(177)	(204)	4	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		3,100	(13)	(61)	(74)	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		3,100	(13)	(77)	(90)	1	0
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	743,000	(7,379)	5,963	(1,416)	234	0
Receive(5)	CAONREPO Index	3.500	Semi-Annual	06/01/2032		60,200	(493)	(1,150)	(1,643)	0	(77)

							$(8,068)	$6,647	$(1,421)	$240	$(94)

Total Swap Agreements							$(7,864)	$6,724	$(1,140)	$243	$(95)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$71	$243	$314	$0	$(172)	$(95)	$(267)

(i)

Securities with an aggregate market value of $23,560 and cash of $2,337 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2024		COP	2,874,878	$		715	$0	$(26)
	01/2024		GBP	1,389			1,764	0	(6)
	01/2024	$		752		COP	2,874,878	0	(11)
	03/2024		COP	2,874,878	$		741	10	0
	03/2024		INR	1,424			17	0	0
BPS	01/2024		GBP	5,294			6,716	0	(33)
	01/2024	$		2,488		CAD	3,367	54	0
	01/2024			3,115		EUR	2,852	34	0
	01/2024			188		ZAR	3,489	2	0
	02/2024			78		TWD	2,475	3	0
	03/2024		IDR	648,019	$		42	0	0
	03/2024		INR	4,946			59	0	0
	03/2024	$		158		TWD	4,964	6	0
BRC	01/2024			1,008		GBP	789	0	(2)
	01/2024			308		PLN	1,349	34	0
CBK	01/2024			1		MXN	15	0	0
GLM	01/2024		CAD	8,654	$		6,368	0	(164)
	01/2024		MXN	11,909			679	0	(19)
	03/2024		IDR	869,006			57	0	0
JPM	03/2024		INR	1,482			18	0	0
	03/2024	$		205		TWD	6,358	5	0
	06/2024			140		KRW	183,150	4	0
MBC	01/2024		AUD	217	$		144	0	(4)
	03/2024	$		16		TWD	494	1	0
MYI	01/2024			6,240		GBP	4,885	0	(13)
	03/2024		IDR	7,676,438	$		499	1	0
	06/2024	$		19		KRW	25,113	0	0
SCX	03/2024		IDR	567,095	$		37	0	0
	03/2024		INR	3,227			39	0	0
SOG	03/2024	$		167		TWD	5,278	6	0
UAG	01/2024		EUR	81,015	$		89,113	0	(344)
	01/2024		GBP	28,766			36,404	0	(264)

Total Forward Foreign Currency Contracts								$160	$(886)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.648%	01/04/2024	6,400	$(29)	$(104)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.560	01/05/2024	6,500	(33)	(68)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.594	01/05/2024	6,500	(32)	(83)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.010	01/05/2024	6,500	(33)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.044	01/05/2024	6,500	(33)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.285	01/19/2024	3,200	(13)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.735	01/19/2024	3,200	(13)	(7)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	01/18/2024	3,200	(16)	(17)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	01/18/2024	3,200	(16)	(5)
UAG	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.344	01/18/2024	3,200	(16)	(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.744	01/18/2024	3,200	(16)	(6)

Total Written Options							$(250)	$(318)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.153%	$	1,700	$(14)	$28	$14	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.883		400	(4)	6	2	0
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.364		600	(5)	14	9	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		1,400	(12)	24	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.252		200	(3)	6	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.438		2,000	5	27	32	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.563		700	(2)	12	10	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.782		500	(10)	15	5	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.883		1,900	(20)	31	11	0

Total Swap Agreements								$(65)	$163	$98	$0

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$10	$0	$0	$10	$(43)	$0	$0	$(43)	$(33)	$0	$(33)
BPS	99	0	0	99	(33)	0	0	(33)	66	0	66
BRC	34	0	0	34	(2)	0	0	(2)	32	0	32
GLM	0	0	0	0	(183)	(274)	0	(457)	(457)	668	211
GST	0	0	16	16	0	0	0	0	16	0	16
JPM	9	0	9	18	0	(22)	0	(22)	(4)	0	(4)
MBC	1	0	0	1	(4)	0	0	(4)	(3)	0	(3)
MYC	0	0	73	73	0	0	0	0	73	0	73
MYI	1	0	0	1	(13)	0	0	(13)	(12)	0	(12)
SOG	6	0	0	6	0	0	0	0	6	0	6
UAG	0	0	0	0	(608)	(22)	0	(630)	(630)	1,344	714

Total Over the Counter	$160	$0	$98	$258	$(886)	$(318)	$0	$(1,204)

(k)

Securities with an aggregate market value of $2,012 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$71	$71
Swap Agreements	0	3	0	0	240	243

	$0	$3	$0	$0	$311	$314

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$160	$0	$160
Swap Agreements	0	98	0	0	0	98

	$0	$98	$0	$160	$0	$258

	$0	$101	$0	$160	$311	$572

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$172	$172
Swap Agreements	0	1	0	0	94	95

	$0	$1	$0	$0	$266	$267

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$886	$0	$886
Written Options	0	0	0	0	318	318

	$0	$0	$0	$886	$318	$1,204

	$0	$1	$0	$886	$584	$1,471

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$19	$19
Futures	0	0	0	0	8,948	8,948
Swap Agreements	0	1,305	0	0	(14,895)	(13,590)

	$0	$1,305	$0	$0	$(5,928)	$(4,623)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,046)	$0	$(5,046)
Written Options	0	0	0	0	201	201
Swap Agreements	0	251	0	0	0	251

	$0	$251	$0	$(5,046)	$201	$(4,594)

	$0	$1,556	$0	$(5,046)	$(5,727)	$(9,217)

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7,200)	$(7,200)
Swap Agreements	0	(243)	0	0	20,556	20,313

	$0	$(243)	$0	$0	$13,356	$13,113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,648	$0	$1,648
Written Options	0	0	0	0	(68)	(68)
Swap Agreements	0	7	0	0	0	7

	$0	$7	$0	$1,648	$(68)	$1,587

	$0	$(236)	$0	$1,648	$13,288	$14,700

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,037	$0	$9,037
Corporate Bonds & Notes
Banking & Finance	0	311,334	0	311,334
Industrials	0	126,642	0	126,642
Utilities	0	21,656	0	21,656
Municipal Bonds & Notes
California	0	9,060	0	9,060
Illinois	0	1,020	0	1,020
Michigan	0	11,599	0	11,599
New Jersey	0	3,714	0	3,714
Virginia	0	3,594	0	3,594
West Virginia	0	8,308	0	8,308
U.S. Government Agencies	0	678,803	0	678,803
U.S. Treasury Obligations	0	59,033	0	59,033
Non-Agency Mortgage-Backed Securities	0	118,905	423	119,328
Asset-Backed Securities	0	310,904	12,231	323,135
Preferred Securities
Financials	0	38,819	0	38,819
Short-Term Instruments
Repurchase Agreements	0	3,036	0	3,036
U.S. Treasury Bills	0	1,067	0	1,067

	$0	$1,716,531	$12,654	$1,729,185

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$125,012	$0	$0	$125,012

Total Investments	$125,012	$1,716,531	$12,654	$1,854,197

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	47

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

December 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$10	$304	$0	$314
Over the counter	0	258	0	258

	$10	$562	$0	$572

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(267)	0	(267)
Over the counter	0	(1,204)	0	(1,204)

	$0	$(1,471)	$0	$(1,471)

Total Financial Derivative Instruments	$10	$(909)	$0	$(899)

Totals	$125,022	$1,715,622	$12,654	$1,853,298

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series LD

December 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.6%

CORPORATE BONDS & NOTES 43.8%

BANKING & FINANCE 23.7%

ABN AMRO Bank NV
6.575% due 10/13/2026		$300	$305

American Tower Corp.
3.375% due 05/15/2024 (d)		1,200	1,189

Banco Santander SA
3.892% due 05/24/2024 (d)		1,000	993

Bank of America Corp.
0.976% due 04/22/2025		2,200	2,165

Barclays PLC
5.304% due 08/09/2026 •(d)		600	598
6.515% (BBSW3M + 2.150%) due 06/26/2024 ~	AUD	500	343

BNP Paribas SA
4.705% due 01/10/2025 •(d)		$1,600	1,600

BPCE SA
6.612% due 10/19/2027		400	412

Ford Motor Credit Co. LLC
4.134% due 08/04/2025		400	389

FS KKR Capital Corp.
1.650% due 10/12/2024 (d)		1,200	1,158

HSBC Holdings PLC
7.008% (US0003M + 1.380%) due 09/12/2026 ~(d)		2,070	2,090

LeasePlan Corp. NV
2.875% due 10/24/2024 (d)		2,100	2,053

Lloyds Banking Group PLC
4.716% due 08/11/2026 •(d)		1,000	988
5.750% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	1,000	682

QNB Finance Ltd.
6.886% (US0003M + 1.250%) due 03/21/2024 ~		$600	601

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024 (d)		300	298

Synchrony Financial
4.250% due 08/15/2024 (d)		600	594

UBS Group AG
4.488% due 05/12/2026 •(d)		700	690

VICI Properties LP
4.375% due 05/15/2025		300	295

			17,443

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 17.6%

Berry Global, Inc.
1.570% due 01/15/2026 (d)		$600	$558
4.875% due 07/15/2026 (d)		600	590

Boeing Co.
1.433% due 02/04/2024		200	199

Broadcom, Inc.
3.459% due 09/15/2026 (d)		900	871

Charter Communications Operating LLC
7.289% (US0003M + 1.650%) due 02/01/2024 ~		1,400	1,400

DAE Funding LLC
1.550% due 08/01/2024 (d)		600	585

Hyundai Capital America
5.500% due 03/30/2026		800	804

Imperial Brands Finance PLC
3.125% due 07/26/2024 (d)		650	639

International Flavors & Fragrances, Inc.
1.230% due 10/01/2025		1,000	926

Renesas Electronics Corp.
1.543% due 11/26/2024 (d)		1,700	1,637

TD SYNNEX Corp.
1.250% due 08/09/2024 (d)		2,000	1,950

Transurban Queensland Finance Pty. Ltd.
6.413% (BBSW3M + 2.050%) due 12/16/2024 ~	AUD	1,500	1,030

Warnermedia Holdings, Inc.
3.638% due 03/15/2025 (d)		$700	685

Westinghouse Air Brake Technologies Corp.
4.150% due 03/15/2024 (d)		800	797
4.700% due 09/15/2028		300	297

			12,968

UTILITIES 2.5%

AES Corp.
1.375% due 01/15/2026 (d)		1,300	1,203

Pacific Gas & Electric Co.
2.950% due 03/01/2026 (d)		100	95
4.950% due 06/08/2025 (d)		500	497

Trans-Allegheny Interstate Line Co.
3.850% due 06/01/2025 (d)		100	98

			1,893

Total Corporate Bonds & Notes (Cost $33,014)			32,304

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.5%

PENNSYLVANIA 0.5%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
5.726% (US0003M + 0.130%) due 10/25/2036 ~	$358	$355

Total Municipal Bonds & Notes (Cost $353)		355

U.S. GOVERNMENT AGENCIES 9.7%

Freddie Mac
1.000% due 09/15/2044	1,369	1,172

Ginnie Mae
5.922% due 10/20/2037 •	17	17
6.117% due 08/20/2061 •	1	1

Uniform Mortgage-Backed Security, TBA
5.000% due 01/01/2054 - 02/01/2054	6,000	5,937

Total U.S. Government Agencies (Cost $7,246)		7,127

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.4%

Banc of America Funding Trust
6.496% due 09/20/2034 «~	7	7

Bear Stearns Adjustable Rate Mortgage Trust
4.828% due 04/25/2033 «~	8	8
5.652% due 01/25/2034 ~	3	3
6.035% due 11/25/2034 ~	16	14

BWAY Mortgage Trust
6.726% due 09/15/2036 •	1,000	934

BX Trust
6.176% due 01/15/2034 ~	920	908

Citigroup Mortgage Loan Trust
5.000% due 05/25/2051 •	877	812
7.780% due 10/25/2035 •	2	2

Credit Suisse First Boston Mortgage Securities Corp.
4.631% due 06/25/2033 «~	5	5
6.500% due 04/25/2033 «	12	11

DROP Mortgage Trust
6.626% due 10/15/2043 •	1,000	926

Extended Stay America Trust
6.556% due 07/15/2038 ~	1,213	1,203

GCAT Trust
1.348% due 05/25/2066 ~	509	422
1.503% due 05/25/2066 ~	509	419

GCT Commercial Mortgage Trust
6.276% due 02/15/2038 •	200	150

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gemgarto PLC
5.810% due 12/16/2067 •	GBP	644	$819

GS Mortgage Securities Corp. Trust
8.762% due 08/15/2039 ~		$1,200	1,210

GS Mortgage-Backed Securities Trust
5.000% due 12/25/2051 ~		414	383
5.000% due 02/25/2052 ~		1,235	1,144

GSR Mortgage Loan Trust
4.836% due 09/25/2035 ~		2	2
7.678% due 08/25/2033 «•		29	26

Impac CMB Trust
6.110% due 03/25/2035 •		118	105
6.470% due 07/25/2033 «•		26	25

InTown Mortgage Trust
7.851% due 08/15/2039 •		400	402

JP Morgan Chase Commercial Mortgage Securities Trust
6.859% due 12/15/2031 •		317	260

JP Morgan Mortgage Trust
4.263% due 02/25/2035 «~		1	1
5.281% due 09/25/2034 «~		5	4
6.144% due 04/25/2035 «~		8	8
6.490% due 02/25/2034 «~		8	8

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.956% due 06/15/2030 •		4	4
6.020% due 10/20/2029 •		4	4

Merrill Lynch Mortgage Investors Trust
4.340% due 02/25/2035 ~		47	45
5.930% due 04/25/2029 •		2	1
6.110% due 10/25/2028 «•		1	1

MFA Trust
1.131% due 07/25/2060 ~		542	481
1.381% due 04/25/2065 ~		117	108
6.105% due 12/25/2068 þ		200	201

Morgan Stanley Mortgage Loan Trust
5.971% due 11/25/2034 «~		1	1

Morgan Stanley Residential Mortgage Loan Trust
5.000% due 09/25/2051 ~		165	153

New Residential Mortgage Loan Trust
0.941% due 10/25/2058 ~		275	252
3.500% due 12/25/2057 ~		512	490

NYO Commercial Mortgage Trust
6.571% due 11/15/2038 •		1,000	925

OBX Trust
6.520% due 07/25/2063 þ		375	379

Prime Mortgage Trust
5.870% due 02/25/2034 •		2	2

RESIMAC Bastille Trust
6.105% due 02/03/2053 •		353	352

Sequoia Mortgage Trust
6.170% due 10/19/2026 «~		20	19

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.232% due 10/20/2027 «•		$3	$3

Stratton Mortgage Funding PLC
6.121% due 07/20/2060 •	GBP	116	148

Structured Asset Mortgage Investments Trust
3.905% due 06/25/2029 «~		$3	2
6.050% due 07/19/2034 «•		13	11
6.130% due 09/19/2032 •		2	2

Thornburg Mortgage Securities Trust
4.218% due 04/25/2045 «~		7	7
6.110% due 09/25/2043 •		2	2

Towd Point Mortgage Funding
6.365% due 10/20/2051 •	GBP	143	182

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~		$278	261
3.750% due 05/25/2058 ~		532	515
6.470% due 05/25/2058 •		349	355
6.470% due 10/25/2059 •		319	321

Trinity Square PLC
6.070% due 07/15/2059 •	GBP	1,301	1,658

WaMu Mortgage Pass-Through Certificates Trust
6.010% due 12/25/2045 •		$70	68
6.050% due 10/25/2045 •		11	10
6.210% due 11/25/2034 •		28	26
6.270% due 06/25/2044 •		10	9
6.412% due 06/25/2042 •		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $18,329)			17,221

ASSET-BACKED SECURITIES 36.7%

522 Funding CLO Ltd.
6.717% due 10/20/2031 •		600	598

Amortizing Residential Collateral Trust
6.470% due 10/25/2034 •		120	118

Apex Credit CLO Ltd.
6.622% due 09/20/2029 •		261	261

Apidos CLO
6.594% due 07/17/2030 •		342	341

Bear Stearns Asset-Backed Securities Trust
6.270% due 10/27/2032 «•		15	15
6.595% due 03/25/2035 •		358	354
6.670% due 01/25/2045 «•		41	41

Blackrock European CLO DAC
4.585% due 10/15/2031 ~	EUR	1,964	2,134

BXMT Ltd.
6.876% due 11/15/2037 •		$902	874

Carlyle Euro CLO DAC
4.665% due 01/15/2031 •	EUR	793	867

Carlyle Global Market Strategies Euro CLO DAC
4.752% due 11/15/2031 •		699	761

Carlyle U.S. CLO Ltd.
6.677% due 04/20/2031 •		$1,183	1,183

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBAM Ltd.
6.797% due 10/20/2029 •		$541	$541

Chase Funding Trust
6.210% due 10/25/2032 •		36	36

Countrywide Asset-Backed Certificates Trust
4.877% due 05/25/2036 ~		227	224

Delta Funding Home Equity Loan Trust
6.296% due 09/15/2029 «•		4	3

ELFI Graduate Loan Program LLC
1.530% due 12/26/2046		900	783

Finance America Mortgage Loan Trust
6.295% due 08/25/2034 •		88	83

First Franklin Mortgage Loan Trust
5.790% due 04/25/2036 •		897	863

GM Financial Consumer Automobile Receivables Trust
5.958% due 03/16/2026 •		419	420

GoldenTree Loan Management U.S. CLO Ltd.
6.587% due 11/20/2030 •		1,112	1,111

GSAMP Trust
5.990% due 06/25/2036 •		428	409

Halseypoint CLO Ltd.
6.777% due 07/20/2031 •		802	801

Harvest CLO DAC
1.040% due 07/15/2031	EUR	400	418

HERA Commercial Mortgage Ltd.
6.523% due 02/18/2038 •		$668	651

Jubilee CLO DAC
4.575% due 04/15/2030 ~	EUR	1,133	1,244

LCM Ltd.
6.757% due 04/20/2031 •		$250	249

MF1 Ltd.
6.553% due 10/16/2036 •		99	98
7.176% due 11/15/2035 •		307	307

MF1 Multifamily Housing Mortgage Loan Trust
6.326% due 07/15/2036 •		226	225

MidOcean Credit CLO
6.682% due 01/29/2030 •		425	425

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		440	394
1.690% due 05/15/2069		778	705

New Century Home Equity Loan Trust
6.400% due 11/25/2034 •		509	498

NovaStar Mortgage Funding Trust
2.907% due 01/25/2036 •		327	322

OCP Euro CLO DAC
4.882% due 09/22/2034 •	EUR	500	544

Palmer Square European Loan Funding DAC
4.745% due 04/15/2031 •		220	240

PFP Ltd.
6.476% due 08/09/2037 •		$392	391

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
1.992% due 02/25/2061 þ		$305	$298
2.487% due 07/25/2051 þ		451	445

RAAC Trust
6.020% due 01/25/2046 •		375	371

Securitized Asset-Backed Receivables LLC Trust
6.145% due 01/25/2035 •		273	239

SLM Student Loan Trust
6.346% due 04/25/2049 •		103	102
7.296% due 10/25/2024 •		167	167

SMB Private Education Loan Trust
6.076% due 03/17/2053 •		101	99
6.320% due 09/15/2054 •		2,503	2,470

SoFi Professional Loan Program LLC
3.020% due 02/25/2040		52	49

TCW CLO Ltd.
6.610% due 04/25/2031 •		1,112	1,112

Toro European CLO DAC
4.908% due 01/12/2032 •	EUR	500	548

Towd Point Asset Trust
6.172% due 11/20/2061 •		$238	233

Venture CLO Ltd.
6.697% due 04/20/2029 •		112	112
6.777% due 01/20/2029 ~		163	163

Voya CLO Ltd.
6.655% due 10/15/2030 •		1,135	1,132

Total Asset-Backed Securities (Cost $28,132)			27,072

SOVEREIGN ISSUES 1.7%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (b)	BRL	6,400	1,254

Total Sovereign Issues (Cost $1,251)			1,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.8%

REPURCHASE AGREEMENTS (c) 2.6%
		$1,904

U.S. TREASURY BILLS 1.2%
5.421% due 01/18/2024 - 03/28/2024 (a)(b)	$870	865

Total Short-Term Instruments (Cost $2,769)		2,769

Total Investments in Securities (Cost $91,094)		88,102

	SHARES
INVESTMENTS IN AFFILIATES 15.3%

SHORT-TERM INSTRUMENTS 15.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.3%

PIMCO Short-Term Floating NAV Portfolio III	1,157,968	11,264

Total Short-Term Instruments (Cost $11,258)		11,264

Total Investments in Affiliates (Cost $11,258)		11,264

Total Investments 134.9% (Cost $102,352)		$99,366

Financial Derivative Instruments (e)(f) (0.0)% (Cost or Premiums, net $(151))		(28)

Other Assets and Liabilities, net (34.9)%		(25,665)

Net Assets 100.0%		$73,673

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

(a)	Coupon represents a weighted average yield to maturity.

(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$1,904	U.S. Treasury Notes 4.875% due 11/30/2025	$(1,942)	$1,904	$1,904

Total Repurchase Agreements						$(1,942)	$1,904	$1,904

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	5.600%	07/28/2023	TBD	(3)	$(6,363)	$(6,520)
	5.750	07/28/2023	TBD	(3)	(617)	(632)
NOM	5.500	07/28/2023	TBD	(3)	(1,215)	(1,244)
RDR	5.500	07/28/2023	TBD	(3)	(1,906)	(1,952)
SOG	5.490	07/28/2023	TBD	(3)	(1,126)	(1,154)
	5.500	07/28/2023	TBD	(3)	(1,484)	(1,521)
	5.570	07/28/2023	TBD	(3)	(2,635)	(2,701)
TDM	5.490	07/28/2023	TBD	(3)	(2,597)	(2,660)
	5.510	07/28/2023	TBD	(3)	(1,254)	(1,284)

Total Reverse Repurchase Agreements						$(19,668)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (20.6)%
Uniform Mortgage-Backed Security, TBA	4.000%	02/01/2054	$16,000	$(15,015)	$(15,148)

Total Short Sales (20.6)%				$(15,015)	$(15,148)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(7,152)	$0	$(7,152)	$7,408	$256
FICC	1,904	0	0	1,904	(1,942)	(38)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
NOM	$0	$(1,244)	$0	$(1,244)	$1,272	$28
RDR	0	(1,952)	0	(1,952)	2,048	96
SOG	0	(5,376)	0	(5,376)	5,984	608
TDM	0	(3,944)	0	(3,944)	4,091	147

Total Borrowings and Other Financing Transactions	$1,904	$(19,668)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(19,668)	$(19,668)

Total Borrowings	$0	$0	$0	$(19,668)	$(19,668)

Payable for reverse repurchase agreements					$(19,668)

(d)	Securities with an aggregate market value of $20,792 and cash of $11 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(35,235) at a weighted average interest rate of 5.113%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond March Futures	03/2024	41	$3,260	$72	$20	$(17)
U.S. Treasury 2-Year Note March Futures	03/2024	431	88,749	856	54	0

				$928	$74	$(17)

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note March Futures	03/2024	25	$(2,719)	$(58)	$0	$(2)
U.S. Treasury 10-Year Note March Futures	03/2024	27	(3,048)	(96)	0	0
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	83	(9,795)	(411)	8	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	22	(2,939)	(143)	12	0

				$(708)	$20	$(2)

Total Futures Contracts				$220	$94	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-41 5-Year Index	(1.000)%	Quarterly	12/20/2028	$9,900	$(123)	$(73)	$(196)	$2	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	6-Month AUD-BBR-BBSW	4.500%	Semi-Annual	09/20/2033	AUD 3,300	$(28)	$89	$61	$3	$0

Total Swap Agreements						$(151)	$16	$(135)	$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$94	$5	$99	$0	$(19)	$0	$(19)

Cash of $1,060 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2024		AUD	2,457	$		1,625	$0	$(50)
	01/2024		GBP	105			134	0	0
	01/2024	$		645		JPY	95,152	30	0
BPS	01/2024		GBP	402	$		510	0	(2)
	01/2024	$		1,724		BRL	8,373	0	0
	04/2024		BRL	8,459	$		1,724	0	(3)
BRC	01/2024		JPY	69,400			483	0	(10)
	01/2024	$		187		AUD	277	2	0
	01/2024			113		GBP	89	0	0
	01/2024			651		JPY	95,900	29	0
GLM	01/2024		CAD	108	$		81	0	(1)
	01/2024	$		907		BRL	4,400	0	(1)
	01/2024			75		CAD	102	2	0
	02/2024			454		BRL	2,198	0	(2)
	07/2024		BRL	4,600	$		929	0	(2)
JPM	01/2024			14,553			2,953	8	(51)
	01/2024	$		370		BRL	1,800	1	0
	04/2024			1,275			6,215	0	(6)
	07/2024		BRL	1,800	$		362	0	(2)
MYI	01/2024		AUD	175			118	0	(1)
	01/2024		EUR	6,131			6,739	0	(31)
SCX	01/2024		GBP	1,799			2,275	0	(18)

Total Forward Foreign Currency Contracts								$72	$(180)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$30	$0	$0	$30	$(50)	$0	$0	$(50)	$(20)	$0	$(20)
BPS	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
BRC	31	0	0	31	(10)	0	0	(10)	21	0	21
GLM	2	0	0	2	(6)	0	0	(6)	(4)	0	(4)
JPM	9	0	0	9	(59)	0	0	(59)	(50)	0	(50)
MYI	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
SCX	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)

Total Over the Counter	$72	$0	$0	$72	$(180)	$0	$0	$(180)

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$94	$94
Swap Agreements	0	2	0	0	3	5

	$0	$2	$0	$0	$97	$99

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72	$0	$72

	$0	$2	$0	$72	$97	$171

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$180	$0	$180

	$0	$0	$0	$180	$19	$199

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(655)	$(655)
Swap Agreements	0	(179)	0	0	(1,730)	(1,909)

	$0	$(179)	$0	$0	$(2,385)	$(2,564)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(936)	$0	$(936)

	$0	$(179)	$0	$(936)	$(2,385)	$(3,500)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

December 31, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$136	$136
Swap Agreements	0	(384)	0	0	2,012	1,628

	$0	$(384)	$0	$0	$2,148	$1,764

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$217	$0	$217

	$0	$(384)	$0	$217	$2,148	$1,981

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,443	$0	$17,443
Industrials	0	12,968	0	12,968
Utilities	0	1,893	0	1,893
Municipal Bonds & Notes
Pennsylvania	0	355	0	355
U.S. Government Agencies	0	7,127	0	7,127
Non-Agency Mortgage-Backed Securities	0	17,074	147	17,221
Asset-Backed Securities	0	27,013	59	27,072
Sovereign Issues	0	1,254	0	1,254
Short-Term Instruments
Repurchase Agreements	0	1,904	0	1,904
U.S. Treasury Bills	0	865	0	865

	$0	$87,896	$206	$88,102

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,264	$0	$0	$11,264

Total Investments	$11,264	$87,896	$206	$99,366

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,148)	$0	$(15,148)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	79	0	99
Over the counter	0	72	0	72

	$20	$151	$0	$171

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	(2)	0	(19)
Over the counter	0	(180)	0	(180)

	$(17)	$(182)	$0	$(199)

Total Financial Derivative Instruments	$3	$(31)	$0	$(28)

Totals	$11,267	$72,717	$206	$84,190

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

December 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		$8,312	$7,481

Total Loan Participations and Assignments (Cost $8,303)			7,481

CORPORATE BONDS & NOTES 19.2%

BANKING & FINANCE 13.6%

Ally Financial, Inc.
6.848% due 01/03/2030		3,600	3,702

American Tower Corp.
5.250% due 07/15/2028		2,600	2,643
5.550% due 07/15/2033		1,100	1,139

Antares Holdings LP
7.950% due 08/11/2028		7,550	7,823

Aviation Capital Group LLC
6.750% due 10/25/2028		5,250	5,487

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		243	216
4.250% due 04/15/2026		4,600	4,446

Barclays PLC
4.972% due 05/16/2029 •		3,100	3,046

BGC Group, Inc.
8.000% due 05/25/2028		4,300	4,493

Blue Owl Capital Corp.
2.875% due 06/11/2028		9,700	8,524

BPCE SA
4.625% due 07/11/2024		14,300	14,149

Capital One Financial Corp.
7.624% due 10/30/2031		5,000	5,499

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029		4,000	3,745

CI Financial Corp.
4.100% due 06/15/2051		5,000	2,940

Citigroup, Inc.
2.976% due 11/05/2030 •		15,000	13,367
3.785% due 03/17/2033 •(f)		5,000	4,499

Constellation Insurance, Inc.
6.800% due 01/24/2030		6,300	5,978

Credit Suisse AG AT1 Claim		5,500	660

Deutsche Bank AG
5.625% due 05/19/2031 •	EUR	900	1,008

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		$2,000	1,595

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		4,000	3,944

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		$200	$191
4.134% due 08/04/2025		1,000	973
6.950% due 03/06/2026		4,500	4,612

FS KKR Capital Corp.
2.625% due 01/15/2027		9,000	8,088

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		4,500	4,302

HSBC Holdings PLC
2.848% due 06/04/2031 •		1,600	1,377
4.583% due 06/19/2029 •		3,400	3,300

Invitation Homes Operating Partnership LP
4.150% due 04/15/2032		1,101	1,013

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •		6,700	5,627
4.300% due 02/01/2061		4,000	2,636

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(d)(e)		6,000	5,891

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		4,500	4,114

Morgan Stanley
0.000% due 04/02/2032 þ(f)		8,000	4,863

Sabra Health Care LP
3.900% due 10/15/2029		4,600	4,144

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,000	1,885

Societe Generale SA
6.691% due 01/10/2034 •		3,100	3,277

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	94	121
5.744% due 04/13/2040		585	754
5.801% due 10/13/2040		640	835

Trustage Financial Group, Inc.
4.625% due 04/15/2032		$5,300	4,626

UBS AG
5.125% due 05/15/2024 (e)		4,700	4,667

Wells Fargo & Co.
3.350% due 03/02/2033 •		7,000	6,116
3.584% due 05/22/2028 •		600	572
4.150% due 01/24/2029		1,600	1,556

			174,443

INDUSTRIALS 3.9%

Air Canada
4.625% due 08/15/2029	CAD	900	630

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		$2,677	2,605

American Airlines Pass-Through Trust
3.150% due 08/15/2033		4,861	4,262

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	59

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2028		$4,545	$4,169
3.500% due 08/15/2033		486	415
4.000% due 01/15/2027		898	861

Bacardi Ltd.
4.700% due 05/15/2028		1,000	981

BAT Capital Corp.
6.343% due 08/02/2030		1,800	1,891

Bowdoin College
4.693% due 07/01/2112		6,600	5,501

CVS Pass-Through Trust
7.507% due 01/10/2032		4,362	4,590

Energy Transfer LP
4.200% due 04/15/2027		300	292

Flex Intermediate Holdco LLC
3.363% due 06/30/2031		2,800	2,294
4.317% due 12/30/2039		2,800	2,048

Marvell Technology, Inc.
4.875% due 06/22/2028		6,650	6,640

Mundys SpA
1.875% due 02/12/2028	EUR	400	407

Nissan Motor Co. Ltd.
4.810% due 09/17/2030		$3,100	2,900

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/29/2024 (c)(d)		46	2

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		1,700	1,594

Rolls-Royce PLC
1.625% due 05/09/2028	EUR	100	102
3.375% due 06/18/2026	GBP	100	121
5.750% due 10/15/2027		200	256

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		$3,800	3,349

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,667	2,526

Warnermedia Holdings, Inc.
4.279% due 03/15/2032		1,500	1,373

			49,809

UTILITIES 1.7%

FORESEA Holding SA
7.500% due 06/15/2030		27	25

IPALCO Enterprises, Inc.
4.250% due 05/01/2030		2,600	2,407

Pacific Gas & Electric Co.
3.150% due 01/01/2026		3,200	3,071
3.450% due 07/01/2025		1,300	1,259
4.500% due 07/01/2040		1,500	1,271
4.550% due 07/01/2030		1,300	1,239
4.750% due 02/15/2044		3,000	2,512

System Energy Resources, Inc.
6.000% due 04/15/2028		1,900	1,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Electric Market Stabilization Funding N LLC
5.167% due 02/01/2052	$7,700	$7,736

		21,462

Total Corporate Bonds & Notes (Cost $266,468)		245,714

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 1.5%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.850% due 06/01/2050	13,490	12,503

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	4,140

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2020
3.706% due 05/15/2120	4,800	3,351

		19,994

NEW JERSEY 0.3%

Rutgers, The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	5,800	4,307

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	662

VIRGINIA 0.3%

University of Virginia Revenue Bonds, Series 2019
3.227% due 09/01/2119	5,600	3,711

Total Municipal Bonds & Notes (Cost $32,723)		28,674

U.S. GOVERNMENT AGENCIES 54.2%

Fannie Mae
3.921% due 12/01/2034 •	19	19
4.651% due 05/25/2042 ~	6	6
4.995% due 03/25/2041 ~	5	4
5.097% due 05/01/2033 •	13	13
5.965% due 09/01/2032 •	1	1
5.973% due 11/01/2032 •	4	4
6.001% due 01/01/2033 •	8	8
6.123% due 10/01/2032 •	1	1
6.220% due 09/01/2027 •	9	9
6.500% due 07/18/2027	3	3

Freddie Mac
2.955% due 08/01/2032 •	14	13

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/01/2047	$7	$7
5.341% due 02/01/2033 •	8	8
5.903% due 08/15/2029 - 12/15/2031 •	5	5
5.953% due 09/15/2030 •	1	1
6.000% due 12/15/2028	50	51
6.003% due 03/15/2032 •	1	1
6.103% due 02/15/2024 •	2	2
6.125% due 08/01/2029 •	1	1
6.375% due 01/01/2032 - 10/01/2032 •	17	17
6.625% due 10/01/2032 •	36	35
7.000% due 04/01/2029 - 03/01/2030	5	5
7.500% due 08/15/2030	11	12

Ginnie Mae
2.750% (H15T1Y + 1.500%) due 10/20/2025 - 10/20/2026 ~	1	1
2.750% due 10/20/2027 •	2	2
3.625% (H15T1Y + 1.500%) due 09/20/2025 - 08/20/2026 ~	2	2
3.625% due 01/20/2027 - 03/20/2032 •	36	37
3.875% (H15T1Y + 1.500%) due 04/20/2024 - 06/20/2026 ~	1	1
3.875% due 04/20/2027 - 06/20/2032 •	13	13
4.000% (H15T1Y + 1.500%) due 06/20/2025 - 08/20/2025 ~	1	1
4.000% due 09/20/2027 •	1	1

Ginnie Mae, TBA
2.500% due 01/01/2054	350,900	307,011

Uniform Mortgage-Backed Security
3.000% due 01/01/2046 - 11/01/2051	48,376	42,899
3.500% due 05/01/2047	103	96
4.000% due 12/01/2044 - 09/01/2052	72,210	68,327
5.000% due 07/01/2053	24,156	23,904
6.500% due 12/01/2028	1	1

Uniform Mortgage-Backed Security, TBA
3.000% due 01/01/2054	8,500	7,520
4.500% due 02/01/2054	140,000	135,805
5.000% due 01/01/2054	108,000	106,861

Vendee Mortgage Trust
6.500% due 09/15/2024	22	22

Total U.S. Government Agencies (Cost $672,124)		692,730

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 21.5%

Adjustable Rate Mortgage Trust
3.874% due 01/25/2036 «~	$10	$9
4.515% due 11/25/2035 ~	63	44
4.611% due 02/25/2036 ~	79	51

American Home Mortgage Assets Trust
5.680% due 10/25/2046 •	348	185
5.850% due 09/25/2046 •	330	296
5.932% due 11/25/2046 •	473	133

Arroyo Mortgage Trust
4.950% due 07/25/2057 þ	2,358	2,336

Banc of America Alternative Loan Trust
6.000% due 07/25/2046	69	58

Banc of America Funding Trust
4.391% due 08/27/2036 ~	6,469	6,038
4.423% due 09/20/2047 ~	76	64
4.503% due 09/20/2046 ~	32	28
4.732% due 04/20/2035 ~	46	41
5.490% due 02/20/2036 ~	77	72
5.500% due 03/25/2036 «	6	5
5.831% due 04/25/2037 ~	378	319
5.852% due 10/20/2036 •	73	55
5.890% due 04/25/2037 •	59	49
6.072% due 05/20/2047 •	28	25
6.270% due 05/25/2037 •	56	47

Banc of America Mortgage Trust
4.167% due 02/25/2034 «~	68	65
4.397% due 05/25/2035 ~	199	176
5.217% due 07/25/2035 ~	6	6
5.500% due 09/25/2035 «	152	129
5.500% due 05/25/2037 «	68	48

BCAP LLC Trust
3.586% due 07/26/2036 ~	15	13
3.840% due 03/26/2037 ~	50	40
4.502% due 03/27/2037 ~	221	181
5.770% due 05/25/2047 •	27	25
5.910% due 05/25/2047 •	174	164
6.770% due 09/25/2047 •	51	44
7.870% due 10/25/2047 •	9,152	7,092

Bear Stearns Adjustable Rate Mortgage Trust
3.648% due 05/25/2034 «~	18	16
3.877% due 05/25/2047 ~	88	79
4.329% due 03/25/2035 ~	24	21
4.496% due 02/25/2034 «~	25	23
4.635% due 02/25/2036 ~	36	32
4.647% due 06/25/2035 «~	1	1
4.695% due 11/25/2034 ~	36	34
4.892% due 01/25/2035 «~	6	5
5.478% due 08/25/2035 «~	4	4
5.566% due 10/25/2035 ~	23	22
5.820% due 01/25/2034 ~	26	26
7.670% due 10/25/2035 •	149	140
8.065% due 12/25/2046 •	291	238

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	61

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
3.971% due 05/25/2036 ~		$293	$144
4.170% due 08/25/2036 ~		225	155
4.196% due 11/25/2036 ~		73	33
4.325% due 02/25/2036 ~		173	120
4.488% due 05/25/2035 ~		40	38
4.564% due 02/25/2036 ~		17	14
4.671% due 01/25/2036 ~		2,036	1,834
5.130% due 06/25/2034 ~		852	738
5.238% due 07/25/2035 ~		319	224
5.910% due 04/25/2036 •		63	56

Bear Stearns Asset-Backed Securities Trust
5.519% due 03/25/2036 ~		183	62

Bear Stearns Mortgage Funding Trust
5.850% due 01/25/2037 •		48	44

Bear Stearns Structured Products, Inc. Trust
4.805% due 01/26/2036 ~		295	218

Benchmark Mortgage Trust
2.952% due 08/15/2057		4,565	4,087

Bruegel DAC
4.762% due 05/22/2031 •	EUR	5,426	5,739

BX Trust
6.459% due 05/15/2035 ~		$4,000	3,964

Cascade Funding Mortgage Trust
2.800% due 06/25/2069 ~		645	631

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063		6,453	5,704
3.250% due 09/25/2063		3,953	3,481

Chase Mortgage Finance Trust
3.847% due 03/25/2037 ~		19	18
4.114% due 03/25/2037 ~		35	33
4.371% due 09/25/2036 ~		599	491
6.000% due 05/25/2037		96	44

ChaseFlex Trust
5.000% due 07/25/2037		71	23
6.070% due 07/25/2037 •		117	97

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates Trust
4.204% due 08/25/2037 þ		22	17

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.700% due 10/25/2035 •		543	500

CIM Trust
5.500% due 08/25/2064 ~		17,760	17,951

Citigroup Mortgage Loan Trust
3.772% due 10/25/2046 ~		76	68
3.826% due 09/25/2037 «~		14	14
3.840% due 03/25/2037 ~		34	30
3.937% due 12/25/2035 ~		64	41
4.504% due 07/25/2037 ~		375	327
4.523% due 09/25/2037 ~		216	191
5.322% due 08/25/2035 ~		6	6
5.500% due 12/25/2035		109	58

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.891% due 08/25/2035 «~	$171	$165
5.910% due 01/25/2037 •	1,412	1,194
6.250% due 11/25/2037 ~	93	42
7.780% due 10/25/2035 •	39	38
7.860% due 11/25/2035 •	10	10

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	6,818	5,955
6.500% due 06/25/2037	71	64

Commercial Mortgage Trust
2.240% due 02/10/2037	450	429
3.545% due 02/10/2036	1,667	1,557

Community Program Loan Trust
4.500% due 04/01/2029	6	6

Countrywide Alternative Loan Resecuritization Trust
4.080% due 08/25/2037 ~	46	22
6.000% due 08/25/2037 ~	49	24

Countrywide Alternative Loan Trust
3.810% due 11/25/2035 •	608	565
3.879% due 05/25/2036 ~	12	10
4.120% due 06/25/2037 ~	41	37
4.137% due 08/25/2035 ~	110	102
4.727% due 11/25/2035 ~	48	42
4.756% due 07/25/2035 •	23	22
5.500% due 05/25/2035 •	1,292	1,074
5.500% due 11/25/2035	71	44
5.500% due 02/25/2036	45	26
5.652% due 02/20/2047 •	774	597
5.682% due 07/20/2046 ~	24	19
5.690% due 05/25/2035 •	767	701
5.750% due 07/25/2037	13	8
5.750% due 08/25/2037 •	322	281
5.750% due 04/25/2047	96	53
5.820% due 11/25/2036 •	3,599	2,984
5.830% due 11/25/2036 •	27	32
5.830% due 05/25/2047 ~	593	504
5.850% due 07/25/2046 •	32	32
5.850% due 09/25/2046 •	179	166
5.970% due 06/25/2035 •	67	59
5.990% due 07/25/2035 •	70	61
5.990% due 12/25/2035 •	480	422
6.000% due 12/25/2034	43	38
6.000% due 03/25/2036	144	65
6.000% due 08/25/2036 •	45	27
6.000% due 08/25/2036	439	259
6.000% due 02/25/2037	376	165
6.000% due 04/25/2037	6,638	5,575
6.000% due 05/25/2037	329	154
6.000% due 08/25/2037 •	336	176
6.012% due 02/25/2036 •	241	217
6.090% due 08/25/2035 •	76	67
6.250% due 11/25/2036	55	42
6.262% due 11/25/2047 ~	458	372
6.302% due 11/20/2035 •	4,095	3,534
6.392% due 11/25/2047 •	1,272	1,035
6.457% due 03/25/2037 ~	83	46

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 05/25/2036	$1,240	$621
6.500% due 12/25/2036	59	27
6.500% due 08/25/2037	340	145

Countrywide Asset-Backed Certificates Trust
5.970% due 03/25/2036 •	956	940

Countrywide Home Loan Mortgage Pass-Through Trust
3.673% due 05/20/2036 ~	82	77
3.701% due 10/20/2035 «~	2	2
4.008% due 01/25/2036 ~	24	22
4.039% due 05/20/2036 ~	26	24
4.110% due 02/20/2036 ~	109	96
4.294% due 11/25/2037 ~	72	64
4.765% due 11/25/2034 ~	34	31
4.928% due 08/25/2034 ~	1,932	1,870
5.500% due 07/25/2037	227	101
5.750% due 12/25/2035	59	29
5.930% due 05/25/2035 •	44	35
6.000% due 02/25/2037	207	98
6.000% due 03/25/2037	79	34
6.000% due 07/25/2037	161	69
6.010% due 02/25/2035 •	6	6
6.084% due 08/25/2034 ~	19	17
6.090% due 03/25/2035 •	141	120
6.150% due 03/25/2036 «•	8	2
6.210% due 02/25/2035 •	186	158
6.250% due 02/25/2035 •	157	134
6.500% due 11/25/2036	551	189
7.884% due 02/20/2036 •	9	8
11.137% due 06/25/2034 «~	359	329

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 «	31	30

Credit Suisse First Boston Mortgage Securities Corp.
6.050% due 03/25/2032 ~	6	6
6.620% due 09/25/2034 •	21	28

Credit Suisse Mortgage Capital Certificates
3.500% due 04/26/2038 ~	106	103
3.913% due 04/28/2037 ~	153	142

Credit Suisse Mortgage Capital Trust
1.756% due 10/25/2066 ~	8,924	7,446
1.796% due 12/27/2060 ~	3,215	3,133
3.431% due 11/10/2032	1,200	991

DBGS Mortgage Trust
6.871% due 10/15/2036 •	1,000	949

Deephaven Residential Mortgage Trust
0.899% due 04/25/2066 ~	3,158	2,711

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.850% due 08/25/2047 •	178	157

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.770% due 04/25/2037 •	187	127

Deutsche Mortgage & Asset Receiving Corp.
4.006% due 11/27/2036 •	46	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
6.110% due 07/19/2045 «•		$3	$1

Eurosail PLC
6.289% due 06/13/2045 •	GBP	1,186	1,505
6.289% due 06/13/2045 ~		276	350

First Horizon Alternative Mortgage Securities Trust
5.029% due 01/25/2036 ~		$129	68
6.143% due 04/25/2036 ~		48	41

First Horizon Mortgage Pass-Through Trust
5.673% due 11/25/2037 ~		15	12

GCT Commercial Mortgage Trust
6.276% due 02/15/2038 •		5,120	3,851

GMAC Mortgage Corp. Loan Trust
3.644% due 11/19/2035 «~		82	66

GreenPoint Mortgage Funding Trust
5.670% due 12/25/2046 •		189	175
5.870% due 05/25/2037 ~		1,612	1,513

GS Mortgage Securities Corp. Trust
8.762% due 08/15/2039 ~		2,600	2,622

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		5,000	4,310

GSC Capital Corp. Mortgage Trust
5.830% due 05/25/2036 •		59	56

GSR Mortgage Loan Trust
4.017% due 04/25/2035 «~		15	14
4.149% due 04/25/2035 «~		15	13
4.836% due 09/25/2035 ~		65	61
5.478% due 09/25/2035 «~		25	22
5.715% due 11/25/2035 ~		84	45
5.976% due 09/25/2034 ~		23	23

HarborView Mortgage Loan Trust
4.082% due 06/19/2036 ~		121	53
4.672% due 12/19/2035 ~		73	38
5.850% due 01/19/2038 •		23	20
5.880% due 12/19/2036 •		4,741	3,788
5.910% due 05/19/2035 •		1,202	1,090
5.927% due 12/19/2035 ~		15	15
5.950% due 12/19/2036 •		2,711	2,545
5.970% due 01/19/2036 •		78	47
5.970% due 01/19/2038 «•		25	36
6.150% due 01/19/2035 «•		18	17
6.188% due 07/19/2045 •		24	21

Impac Secured Assets Trust
5.770% due 11/25/2036 «•		17	17

IndyMac IMSC Mortgage Loan Trust
5.830% due 07/25/2047 •		183	125

IndyMac INDA Mortgage Loan Trust
3.671% due 08/25/2036 ~		1,360	1,079

IndyMac INDB Mortgage Loan Trust
6.070% due 11/25/2035 •		123	74

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
3.088% due 06/25/2037 ~	$51	$43
3.355% due 06/25/2036 ~	708	589
3.403% due 06/25/2036 ~	3,547	2,468
3.494% due 10/25/2035 ~	475	382
3.674% due 08/25/2035 ~	495	370
3.751% due 11/25/2035 ~	79	73
3.767% due 09/25/2035 ~	50	40
4.392% due 06/25/2035 «~	18	16
5.850% due 09/25/2046 •	78	67
6.030% due 03/25/2035 «•	26	25

InTown Mortgage Trust
7.851% due 08/15/2039 •	4,500	4,523

JP Morgan Alternative Loan Trust
4.531% due 12/25/2036 «~	4	4
5.790% due 10/25/2036 •	2,850	2,527
5.957% due 06/27/2037 •	1,400	971

JP Morgan Chase Commercial Mortgage Securities Trust
1.974% due 01/05/2040	2,940	2,330
7.235% due 10/05/2040	3,200	3,285

JP Morgan Mortgage Trust
3.000% due 04/25/2052 ~	9,541	8,194
4.354% due 06/25/2037 «~	62	47
4.794% due 04/25/2035 «~	1	1
4.879% due 11/25/2035 ~	39	32
5.044% due 07/25/2035 ~	96	94
5.057% due 11/25/2035 ~	27	22
5.099% due 01/25/2037 «~	8	6
5.487% due 09/25/2034 «~	66	62
5.669% due 07/25/2035 «~	42	40
6.000% due 01/25/2036 «	95	45
6.144% due 04/25/2035 «~	1	1

Lavender Trust
6.250% due 10/26/2036	215	108

Legacy Mortgage Asset Trust
1.750% due 07/25/2061 þ	1,769	1,707
1.875% due 10/25/2068 þ	4,655	4,418

Lehman Mortgage Trust
4.505% due 12/25/2035 ~	172	31
5.032% due 01/25/2036 ~	45	41
6.000% due 07/25/2036	55	28

Lehman XS Trust
5.740% due 02/25/2036 •	3,933	3,479
5.850% due 11/25/2046 •	8,266	7,121
5.870% due 08/25/2046 •	27	27
5.930% due 04/25/2046 •	3	4
5.950% due 11/25/2046 «•	8	9

Luminent Mortgage Trust
5.810% due 12/25/2036 •	375	323
5.870% due 10/25/2046 •	101	88

MASTR Adjustable Rate Mortgages Trust
5.950% due 05/25/2037 •	87	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	$656	$458
8.000% due 07/25/2035	647	485

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
6.020% due 10/20/2029 •	15	15

Merrill Lynch Alternative Note Asset Trust
5.790% due 01/25/2037 •	105	31
6.000% due 05/25/2037	124	96
6.070% due 03/25/2037 •	750	186

Merrill Lynch Mortgage Investors Trust
4.903% due 02/25/2036 ~	18	18
5.598% due 11/25/2035 ~	24	23
5.930% due 04/25/2029 •	11	10
6.130% due 09/25/2029 «•	10	10
6.130% due 11/25/2029 •	22	20
6.250% due 10/25/2036	1,163	494
6.642% due 07/25/2029 «•	9	9

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	5,000	3,862

Morgan Stanley Dean Witter Capital, Inc. Trust
6.212% due 03/25/2033 «~	16	13

Morgan Stanley Mortgage Loan Trust
3.357% due 07/25/2035 ~	1,099	961
5.790% due 01/25/2035 •	14	13
6.000% due 10/25/2037	67	37
6.790% due 06/25/2036 ~	21	20

Morgan Stanley Re-REMIC Trust
2.278% due 02/26/2037 ~	97	85
3.109% due 03/26/2037 þ	52	50
5.500% due 10/26/2035 ~	5,536	3,629

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	277	249

New Residential Mortgage Loan Trust
6.864% due 10/25/2063 þ	12,647	12,847

New York Mortgage Trust
5.250% due 07/25/2062 þ	4,064	3,982

NLT Trust
1.162% due 08/25/2056 ~	3,817	3,154

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.341% due 02/25/2036 ~	245	203

Nomura Resecuritization Trust
6.500% due 10/26/2037	4,330	1,877

NYO Commercial Mortgage Trust
6.571% due 11/15/2038 •	1,200	1,110

OBX Trust
6.120% due 11/25/2062 ~	3,091	3,109
7.045% due 09/25/2063 þ	2,145	2,191
7.159% due 10/25/2063 þ	5,258	5,396

Residential Accredit Loans, Inc. Trust
4.129% due 02/25/2035 ~	146	127

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.365% due 02/25/2036 ~		$92	$79
5.770% due 08/25/2035 •		69	52
5.810% due 12/25/2036 •		179	177
5.870% due 05/25/2047 •		58	51
5.890% due 06/25/2037 •		52	45
5.970% due 08/25/2037 ~		135	123
6.000% due 09/25/2035		573	478
6.000% due 06/25/2036		2,471	1,902
6.270% due 10/25/2045 «•		55	45
8.000% due 04/25/2036 «•		65	54

Residential Asset Securitization Trust
6.000% due 06/25/2036		166	70
6.000% due 11/25/2036		121	44
6.000% due 03/25/2037		97	32
6.250% due 11/25/2036		83	31
6.500% due 04/25/2037		1,137	308

Residential Funding Mortgage Securities, Inc. Trust
4.549% due 03/25/2035 ~		760	453
6.000% due 09/25/2036 «		97	70

Starwood Mortgage Residential Trust
0.943% due 05/25/2065		1,358	1,231

Stratton Mortgage Funding PLC
6.121% due 07/20/2060 •	GBP	10,056	12,815

Structured Adjustable Rate Mortgage Loan Trust
4.212% due 09/25/2036 ~		$1,633	1,134
4.471% due 10/25/2036 ~		82	45
4.596% due 07/25/2037 «~		3	2
4.669% due 02/25/2036 ~		153	122
5.790% due 10/25/2035 •		587	536
6.037% due 10/25/2034 «~		6	6
6.205% due 06/25/2034 •		193	177
6.412% due 05/25/2035 •		207	145

Structured Asset Mortgage Investments Trust
3.907% due 02/25/2036 •		225	189
5.660% due 09/25/2047 •		329	294
5.730% due 03/25/2037 •		75	25
5.830% due 09/25/2047 •		35	31
5.850% due 06/25/2036 •		2,001	1,935
5.850% due 07/25/2046 •		302	212
5.870% due 05/25/2036 •		444	349
5.890% due 09/25/2047 •		723	600
5.910% due 05/25/2046 •		685	239
5.990% due 05/25/2046 «•		47	28
6.170% due 03/19/2034 •		29	27
6.170% due 03/19/2034 «•		84	76
6.170% due 02/19/2035 ~		59	54
6.210% due 12/19/2033 «•		108	102

SunTrust Adjustable Rate Mortgage Loan Trust
5.068% due 02/25/2037 ~		82	71

SunTrust Alternative Loan Trust
6.000% due 12/25/2035 «		181	162

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~		2,797	861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
3.826% due 09/25/2037 ~	$10	$9
6.110% due 09/25/2043 •	89	83
6.210% due 09/25/2034 •	12	11

Towd Point Mortgage Trust
3.750% due 02/25/2059 ~	6,169	5,964

VASA Trust
6.376% due 07/15/2039 •	1,000	906

Verus Securitization Trust
1.824% due 11/25/2066 ~	3,734	3,246

Wachovia Mortgage Loan Trust LLC
6.182% due 10/20/2035 ~	10	9

WaMu Mortgage Pass-Through Certificates Trust
3.918% due 12/25/2036 ~	629	557
4.063% due 12/25/2036 ~	67	57
4.485% due 08/25/2036 ~	51	46
5.584% due 08/25/2033 «~	92	86
5.712% due 02/25/2047 •	1,184	989
5.762% due 06/25/2047 ~	32	23
5.822% due 07/25/2047 •	8,956	7,124
6.010% due 12/25/2045 •	3	3
6.012% due 08/25/2046 •	579	526
6.110% due 01/25/2045 •	90	85
6.210% due 11/25/2034 •	86	81
6.212% due 11/25/2042 •	8	8
6.250% due 10/25/2044 •	413	390
6.290% due 11/25/2045 •	106	96
6.450% due 11/25/2034 •	237	218
6.512% due 11/25/2046 ~	146	128

Washington Mutual Mortgage Pass-Through Certificates Trust
4.052% due 09/25/2036 þ	125	37
5.500% due 05/25/2035 •	201	162
5.712% due 04/25/2047 •	225	174
5.782% due 04/25/2047 •	329	255

Wells Fargo Alternative Loan Trust
5.332% due 07/25/2037 ~	21	19

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037	26	23
6.376% due 10/25/2036 ~	140	123

Total Non-Agency Mortgage-Backed Securities (Cost $299,173)		274,991

ASSET-BACKED SECURITIES 37.6%

Aames Mortgage Investment Trust
6.250% due 10/25/2035 •	88	86

AASET Trust
3.844% due 01/16/2038	1,227	829
3.967% due 05/16/2042	120	110

ABFC Trust
5.580% due 01/25/2037 •	318	182
5.630% due 01/25/2037 •	200	115

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.690% due 01/25/2037 •		$120	$69
5.750% due 11/25/2036 •		8,562	5,486
6.470% due 06/25/2037 •		141	108

Accredited Mortgage Loan Trust
5.730% due 09/25/2036 •		2,192	2,163
6.190% due 09/25/2035 •		11	11

ACE Securities Corp. Home Equity Loan Trust
5.690% due 12/25/2036 •		292	77
5.750% due 07/25/2036 •		100	77
5.780% due 08/25/2036 ~		259	247
6.070% due 02/25/2036 •		19	19
6.085% due 12/25/2035 •		1,852	1,709
6.130% due 11/25/2035 •		31	32
6.370% due 12/25/2034 •		101	91
6.400% due 02/25/2036 •		66	61
6.445% due 06/25/2034 ~		328	305

Aegis Asset-Backed Securities Trust
6.115% due 12/25/2035 •		180	164
6.170% due 03/25/2035 ~		117	112
6.190% due 06/25/2035 •		118	110
6.470% due 03/25/2035 •		40	37

AGL CLO Ltd.
6.877% due 07/20/2034		4,300	4,299

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.940% due 11/25/2035 •		50	48
6.250% due 09/25/2035 •		3,913	3,833
6.580% due 03/25/2035 •		177	173

Amortizing Residential Collateral Trust
6.470% due 10/25/2034 •		81	80

Apidos CLO
6.735% due 04/15/2031 •		4,875	4,874

Ares CLO Ltd.
6.825% due 10/15/2030		10,035	10,045

Argent Securities Trust
5.620% due 09/25/2036 •		752	242
5.850% due 03/25/2036 •		276	147

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.930% due 01/25/2036 •		71	65
6.110% due 01/25/2036 •		2,880	2,554

Asset-Backed Securities Corp. Home Equity Loan Trust
4.120% due 12/25/2036 ~		6,300	5,581
6.370% due 06/25/2035 •		78	76

Aurium CLO DAC
4.635% due 04/16/2030 •	EUR	5,250	5,732

Ballyrock CLO Ltd.
6.807% due 07/20/2034		$6,500	6,494

BDS Ltd.
7.492% due 08/19/2038 •		3,200	3,215

Bear Stearns Asset-Backed Securities Trust
4.724% due 07/25/2036 «~		18	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.812% due 10/25/2036 ~		$33	$15
5.031% due 11/25/2035 •		84	82
5.682% due 03/25/2034 •		1,706	1,697
5.700% due 02/25/2037 •		11,884	11,111
6.145% due 08/25/2036 •		53	52
6.205% due 09/25/2035 ~		3,325	3,307
6.270% due 09/25/2046 •		78	74
6.520% due 08/25/2037 •		4,586	3,991
6.650% due 06/25/2043 •		629	631
6.670% due 06/25/2036 •		600	590
6.720% due 08/25/2037 •		20	19

Betony CLO Ltd.
6.732% due 04/30/2031		5,630	5,633

BPCRE Ltd.
7.758% due 01/16/2037 •		1,500	1,501

BSPRT Issuer Ltd.
7.658% due 07/15/2039 ~		7,000	6,949

Carlyle Euro CLO DAC
4.632% due 08/15/2030 ~	EUR	881	964

Carrington Mortgage Loan Trust
5.690% due 01/25/2037 •		$1,200	849
5.730% due 02/25/2037 •		3,680	3,392
6.520% due 05/25/2035 ~		244	235

Cendant Mortgage Corp.
6.000% due 07/25/2043 «~		8	8

CIT Mortgage Loan Trust
6.970% due 10/25/2037 •		5,956	5,895

Citigroup Mortgage Loan Trust
5.640% due 05/25/2037 ~		11,087	9,570
5.870% due 11/25/2046 •		88	85
6.851% due 05/25/2036 þ		126	48

Citigroup Mortgage Loan Trust, Inc.
6.205% due 09/25/2035 •		385	380
7.150% due 07/25/2035 •		1,000	819

CLNC Ltd.
6.720% due 08/20/2035 •		9	9

Conseco Finance Corp.
7.060% due 02/01/2031 ~		257	229

Countrywide Asset-Backed Certificates Trust
3.508% due 03/25/2036 •		782	761
3.934% due 04/25/2035 •		61	60
4.347% due 10/25/2046 ~		7,459	7,247
4.626% due 01/25/2037 •		561	555
5.610% due 06/25/2035 •		6,861	6,006
5.610% due 07/25/2037 ~		422	416
5.670% due 09/25/2037 •		2,635	2,339
5.670% due 06/25/2047 •		11,361	10,164
5.690% due 09/25/2037 •		230	234
5.700% due 10/25/2047 •		65	63
5.720% due 06/25/2047 •		156	149
5.730% due 04/25/2046 •		3,077	2,849
5.750% due 02/25/2037 •		5,653	5,305
5.770% due 09/25/2046 •		428	424

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.770% due 03/25/2047 •		$52	$51
5.910% due 09/25/2047 •		562	541
5.970% due 01/25/2046 •		3,432	3,210
6.070% due 06/25/2036 •		37	37
6.160% due 05/25/2036 •		33	33
6.190% due 07/25/2034 •		27	26
6.270% due 08/25/2047 •		75	74
6.370% due 10/25/2034 •		31	31
6.370% due 03/25/2047 •		53	41
6.565% due 07/25/2035 ~		239	238
6.970% due 02/25/2035 •		110	108

Credit-Based Asset Servicing & Securitization LLC
5.577% due 07/25/2037 ~		8	5
5.677% due 07/25/2037 ~		174	111

Delta Funding Home Equity Loan Trust
6.116% due 08/15/2030 «~		21	20

Dryden Euro CLO DAC
4.625% due 04/15/2033 •	EUR	10,048	10,931

ECMC Group Student Loan Trust
6.202% due 02/27/2068 •		$4,684	4,628

Elmwood CLO Ltd.
7.054% due 01/17/2034		4,800	4,808

EMC Mortgage Loan Trust
6.210% due 05/25/2040 •		6	6

First Franklin Mortgage Loan Trust
5.750% due 12/25/2036 •		212	87
5.790% due 04/25/2036 •		116	111
5.950% due 04/25/2036 •		400	362
5.950% due 08/25/2036 •		112	102
6.190% due 11/25/2035 •		99	91
6.415% due 03/25/2035 •		43	43
6.655% due 12/25/2034 •		886	863
6.670% due 01/25/2035 ~		66	66
6.895% due 10/25/2034 ~		271	271

First NLC Trust
2.842% due 05/25/2035 •		648	571
5.540% due 08/25/2037 •		43	21

Fremont Home Loan Trust
5.620% due 01/25/2037 •		209	95
5.790% due 08/25/2036 •		181	58
5.810% due 02/25/2036 ~		28	27
5.810% due 02/25/2037 •		688	231
6.010% due 02/25/2036 •		300	255
6.010% due 04/25/2036 •		2,794	2,559
6.260% due 12/25/2029 «•		5	5

Galaxy CLO Ltd.
6.625% due 10/15/2030 •		2,785	2,782

Gallatin CLO Ltd.
6.745% due 07/15/2031 •		5,000	4,992

GSAA Home Equity Trust
5.710% due 04/25/2047 •		64	60

GSAMP Trust
5.560% due 01/25/2037 •		2,080	1,199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.590% due 12/25/2036 •		$1,555	$734
5.610% due 12/25/2036 •		6,659	3,502
5.610% due 01/25/2037 •		37,607	22,085
5.620% due 12/25/2046 •		453	225
5.670% due 11/25/2036 •		393	187
5.700% due 12/25/2046 ~		136	67
5.770% due 09/25/2036 ~		2,744	978
5.950% due 06/25/2036 •		188	99
6.010% due 04/25/2036 •		234	148
7.120% due 10/25/2034 «~		12	12

Home Equity Asset Trust
6.565% due 05/25/2035 •		51	50

Home Equity Loan Trust
5.700% due 04/25/2037 ~		468	453
5.810% due 04/25/2037 •		500	417

Home Equity Mortgage Loan Asset-Backed Trust
5.610% due 11/25/2036 •		243	222
5.630% due 11/25/2036 •		201	176
5.790% due 04/25/2037 •		193	165

HSI Asset Securitization Corp. Trust
5.690% due 12/25/2036 •		196	52
5.810% due 12/25/2036 •		891	235
5.910% due 12/25/2036 •		594	157
6.250% due 11/25/2035 •		2,513	2,303

Invesco Euro CLO DAC
4.615% due 07/15/2031 •	EUR	900	978

JP Morgan Mortgage Acquisition Trust
5.730% due 03/25/2037 •		$105	102
5.730% due 06/25/2037 •		14	14
5.750% due 01/25/2037 «•		175	170
5.875% due 07/25/2036 •		141	137
6.337% due 08/25/2036 þ		88	50

KKR CLO Ltd.
6.605% due 07/15/2030 •		10,890	10,874

LCM LP
6.677% due 07/20/2030 •		7,509	7,497

Lehman ABS Mortgage Loan Trust
5.560% due 06/25/2037 •		153	98
5.670% due 06/25/2037 •		123	79

Lehman XS Trust
5.022% due 04/25/2037 «		2	8
5.640% due 02/25/2037 •		851	645

Long Beach Mortgage Loan Trust
6.115% due 11/25/2035 ~		24	24
6.520% due 06/25/2035 ~		311	300
6.745% due 02/25/2035 •		8,024	7,831
6.895% due 03/25/2032 «•		109	107

MACH Cayman Ltd.
3.474% due 10/15/2039		1,413	1,223

Madison Park Euro Funding DAC
4.765% due 07/15/2032 •	EUR	5,700	6,207

Magnetite Ltd.
6.521% due 11/15/2028 •		$2,820	2,821

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.935% due 10/25/2033		$11,500	$11,515

Man GLG Euro CLO DAC
4.775% due 10/15/2032 •	EUR	8,880	9,684

MAPS Ltd.
4.212% due 05/15/2043		$1,748	1,570

MASTR Asset-Backed Securities Trust
5.690% due 08/25/2036 •		140	54
5.770% due 08/25/2036 •		231	89
5.830% due 02/25/2036 •		292	112
5.910% due 11/25/2036 •		3,586	2,122
5.950% due 06/25/2036 •		125	46
5.950% due 08/25/2036 •		139	54
5.970% due 11/25/2035 •		7,636	4,383
6.040% due 01/25/2036 ~		122	120
6.220% due 12/25/2034 •		11	11
6.220% due 10/25/2035 •		187	175

Merrill Lynch Mortgage Investors Trust
5.950% due 08/25/2037 ~		668	349
6.190% due 05/25/2036 •		49	48
6.370% due 02/25/2047 •		805	475

METAL LLC
4.581% due 10/15/2042		2,814	1,745

MF1 Ltd.
6.706% due 02/19/2037 •		2,300	2,263

MidOcean Credit CLO
6.679% due 02/20/2031 ~		3,458	3,453

Morgan Stanley ABS Capital, Inc. Trust
5.540% due 10/25/2036 •		71	30
5.580% due 10/25/2036 •		580	303
5.610% due 10/25/2036 ~		2,097	905
5.610% due 11/25/2036 •		184	86
5.620% due 10/25/2036 •		170	89
5.620% due 11/25/2036 •		923	526
5.650% due 03/25/2037 •		316	136
5.670% due 02/25/2037 ~		106	50
5.690% due 11/25/2036 •		1,103	514
5.720% due 03/25/2037 ~		316	136
5.770% due 06/25/2036 •		505	371
5.770% due 09/25/2036 •		325	115
6.070% due 12/25/2035 •		10,000	9,173
6.090% due 12/25/2035 •		114	110
6.370% due 05/25/2034 •		63	60
6.460% due 06/25/2035 •		183	179
6.520% due 04/25/2035 •		165	156
6.720% due 07/25/2037 •		400	337

Morgan Stanley Capital, Inc. Trust
6.050% due 01/25/2036 •		474	454

Morgan Stanley Dean Witter Capital, Inc. Trust
6.820% due 02/25/2033 •		250	252

Morgan Stanley Home Equity Loan Trust
5.640% due 04/25/2037 •		453	236
5.700% due 04/25/2037 •		151	79
5.790% due 04/25/2036 •		79	56

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.930% due 02/25/2037 •	$99	$21
6.190% due 04/25/2037 •	205	57
6.465% due 09/25/2046 þ	284	95
7.049% due 11/25/2036 •	220	78

Navient Private Education Loan Trust
4.100% due 12/16/2058	500	482

Navient Student Loan Trust
7.230% due 03/15/2072	2,200	2,313

Nelnet Student Loan Trust
7.538% due 02/20/2041	4,677	4,687

New Century Home Equity Loan Trust
6.445% due 10/25/2033 •	833	813

Newcastle Mortgage Securities Trust
5.700% due 04/25/2037 •	1,299	1,270
5.810% due 04/25/2037 •	4,292	3,866

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.532% due 10/25/2036 þ	145	34

NovaStar Mortgage Funding Trust
5.770% due 06/25/2036 •	80	57
6.175% due 01/25/2036 •	1,479	1,460

Octane Receivables Trust
6.440% due 03/20/2029	3,800	3,842

Option One Mortgage Loan Trust
5.610% due 01/25/2037 •	49	28
5.640% due 05/25/2037 •	9,612	5,147
5.690% due 01/25/2037 ~	196	111
5.800% due 04/25/2037 ~	97	46
6.010% due 01/25/2036 •	300	273
6.235% due 08/25/2035 •	350	335

Option One Mortgage Loan Trust Asset-Backed Certificates
6.160% due 11/25/2035 •	1,701	1,605

Ownit Mortgage Loan Trust
6.370% due 10/25/2036 •	122	116

Park Place Securities, Inc.
6.205% due 09/25/2035 •	164	160

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.205% due 08/25/2035 •	154	150
6.205% due 09/25/2035 ~	244	235
6.265% due 07/25/2035 •	72	71
6.295% due 07/25/2035 •	950	855
6.520% due 10/25/2034 •	233	228
6.595% due 03/25/2035 ~	222	216
6.715% due 01/25/2036 •	55	54
7.270% due 12/25/2034 •	4,079	4,022

People’s Financial Realty Mortgage Securities Trust
5.610% due 09/25/2036 •	348	89

Popular ABS Mortgage Pass-Through Trust
6.055% due 02/25/2036 •	31	30

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
1.744% due 07/25/2051 þ		$1,552	$1,499
2.240% due 09/27/2060 þ		1,238	1,244

PRPM LLC
3.720% due 02/25/2027 þ		2,280	2,206

Purple Finance CLO DAC
4.756% due 01/25/2031 •	EUR	651	717

RAAC Trust
6.070% due 06/25/2044 •		$24	20
6.070% due 09/25/2045 •		986	959
6.170% due 11/25/2046 •		304	285
6.970% due 09/25/2047 •		466	446

Ready Capital Mortgage Financing LLC
7.908% due 10/25/2039 •		4,771	4,812

Renaissance Home Equity Loan Trust
5.545% due 01/25/2037 þ		7,350	2,589
5.608% due 05/25/2036 þ		9,550	4,556
5.812% due 11/25/2036 þ		513	186
6.254% due 08/25/2036 þ		9,184	3,980
7.238% due 09/25/2037 þ		210	89

Residential Asset Mortgage Products Trust
6.030% due 09/25/2036 ~		71	68
6.070% due 05/25/2036 •		612	534
6.110% due 01/25/2036 •		388	358
6.160% due 10/25/2035 •		32	32

Residential Asset Securities Corp. Trust
5.730% due 11/25/2036 ~		223	205
5.810% due 11/25/2036 •		268	250
5.810% due 04/25/2037 •		1,162	1,099
6.100% due 12/25/2035 •		41	41
6.130% due 11/25/2035 •		10	10
6.130% due 12/25/2035 •		96	85
6.160% due 11/25/2035 •		47	47
6.310% due 12/25/2034 •		4	4

Securitized Asset-Backed Receivables LLC Trust
2.839% due 01/25/2036 þ		42	35
5.650% due 07/25/2036 ~		187	65
5.750% due 05/25/2036 •		4,060	2,129
5.790% due 07/25/2036 •		183	63
5.950% due 07/25/2036 ~		627	217
5.970% due 05/25/2036 •		844	442
6.010% due 03/25/2036 •		105	94
6.130% due 08/25/2035 •		108	86
6.145% due 01/25/2035 •		18	16
6.430% due 01/25/2036 •		30	27

SG Mortgage Securities Trust
5.790% due 07/25/2036 ~		27,728	6,031
6.145% due 10/25/2035 «•		496	467

Shackleton CLO Ltd.
6.567% due 04/20/2029		1,596	1,593

SLM Private Education Loan Trust
10.226% due 10/15/2041 •		1,783	1,877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
3.500% due 12/16/2041		$500	$463

Sound Point CLO Ltd.
6.887% due 07/20/2032 •		5,900	5,831

Soundview Home Loan Trust
5.550% due 06/25/2037 •		38	25
5.580% due 02/25/2037 •		271	75
5.650% due 02/25/2037 ~		380	106
5.650% due 07/25/2037 •		1,389	1,200
5.970% due 06/25/2036 •		5,836	5,679
5.995% due 03/25/2036 •		99	98
6.420% due 10/25/2037 ~		222	163

Specialty Underwriting & Residential Finance Trust
5.076% due 12/25/2036 •		1,009	963
5.740% due 04/25/2037 ~		114	79
5.770% due 09/25/2037 ~		7,805	5,365
5.770% due 11/25/2037 ~		626	343
6.445% due 12/25/2035 •		71	70

Starwood Commercial Mortgage Trust
6.556% due 07/15/2038 ~		2,786	2,756

Structured Asset Investment Loan Trust
5.620% due 09/25/2036 •		33	32
5.850% due 03/25/2036 •		95	93
6.070% due 01/25/2036 ~		77	75
6.370% due 05/25/2035 •		358	349
6.400% due 09/25/2034 «•		301	275
6.595% due 07/25/2033 •		20	20
6.745% due 12/25/2034 •		1,138	1,097

Structured Asset Securities Corp. Mortgage Loan Trust
5.605% due 07/25/2036 •		857	851
5.620% due 09/25/2036 ~		43	41
5.700% due 01/25/2037 •		1,795	1,067
5.810% due 12/25/2036 «•		47	44
5.890% due 02/25/2037 •		228	220
6.370% due 08/25/2037 •		30	29
6.470% due 08/25/2037 ~		96	95

Structured Asset Securities Corp. Trust
6.160% due 09/25/2035 •		349	328

Symphony CLO Ltd.
7.002% due 04/25/2034		12,500	12,515

TPG Real Estate Finance Issuer Ltd.
6.676% due 03/15/2038 •		9,243	9,025

Trestles CLO Ltd.
6.847% due 10/20/2034		4,500	4,497

Trinitas Euro CLO DAC
4.923% due 10/20/2032 •	EUR	1,900	2,075

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		$7,000	6,567
3.706% due 02/15/2057		1,400	1,157

Vibrant CLO Ltd.
6.717% due 09/15/2030 •		8,231	8,215

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Asset-Backed Certificates WaMu Trust
5.695% due 05/25/2037 •	$5,595	$5,186
5.710% due 05/25/2037 •	1,021	880

WAVE LLC
3.597% due 09/15/2044	1,772	1,488

Wells Fargo Home Equity Asset-Backed Securities Trust
5.965% due 05/25/2036 •	81	81

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
6.070% due 04/25/2034 •	90	87

Whitehorse Ltd.
6.905% due 10/15/2031	11,000	11,016

Total Asset-Backed Securities (Cost $516,846)		481,115

	SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Drillco Holding Lux SA «(a)	561	14

Drillco Holding Lux SA «(a)(f)	1,575	39

Forsea Holding SA «(a)	62	2

Total Common Stocks (Cost $31)		55

PREFERRED SECURITIES 0.8%

FINANCIALS 0.8%

American AgCredit Corp.
5.250% due 06/15/2026 •(d)	6,000,000	5,510

Charles Schwab Corp.
5.000% due 12/01/2027 •(d)	4,200,000	3,547

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(d)	1,700,000	1,613

Total Preferred Securities (Cost $11,787)		10,670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.2%
		$2,970

U.S. TREASURY BILLS 0.1%
5.379% due 02/15/2024 - 03/28/2024 (b)(c)(j)	$770	763

Total Short-Term Instruments (Cost $3,733)		3,733

Total Investments in Securities (Cost $1,811,188)		1,745,163

	SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	6,516,101	63,382

Total Short-Term Instruments (Cost $63,372)		63,382

Total Investments in Affiliates (Cost $63,372)		63,382

Total Investments 141.4% (Cost $1,874,560)		$1,808,545

Financial Derivative Instruments (h)(i) (0.0)% (Cost or Premiums, net $(327))		(636)

Other Assets and Liabilities, net (41.4)%		(528,814)

Net Assets 100.0%		$1,279,095

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security did not produce income within the last twelve months.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	3.785%	03/17/2033	03/10/2022	$5,000	$4,499	0.35%
Drillco Holding Lux SA			06/08/2023	31	39	0.00
Morgan Stanley		04/02/2032	02/11/2020	7,039	4,863	0.38

				$12,070	$9,401	0.73%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$2,970	U.S. Treasury Notes 0.375% due 11/30/2025	$(3,029)	$2,970	$2,971

Total Repurchase Agreements						$(3,029)	$2,970	$2,971

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,971	$0	$0	$2,971	$(3,029)	$(58)

Total Borrowings and Other Financing Transactions	$2,971	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(905) at a weighted average interest rate of 3.968%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	03/2024	138	$12,933	$(26)	$3	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	1,746	$(206,055)	$(6,155)	$164	$0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	81	(10,821)	(918)	43	0

				$(7,073)	$207	$0

Total Futures Contracts				$(7,099)	$210	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2026	0.636%	$ 7,000	$52	$22	$74	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2026	0.444	2,100	23	10	33	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	0.604	1,000	43	1	44	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	0.145	1,550	8	(1)	7	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.181	600	5	0	5	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.286	200	3	0	3	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	1.345	7,000	898	140	1,038	1	0
Lennar Corp.	5.000	Quarterly	12/20/2025	0.370	1,200	108	0	108	0	0
Southwest Airlines Co.	1.000	Quarterly	12/20/2026	0.623	500	1	4	5	0	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.616	EUR 2,600	29	19	48	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.451	$ 7,800	35	9	44	1	0

						$1,205	$204	$1,409	$4	$(1)

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.170%	Annual	10/03/2033	$ 3,800	$(35)	$243	$208	$0	$(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033	12,000	(41)	556	515	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033	3,200	(14)	(86)	(100)	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034	3,100	(14)	(43)	(57)	0	(57)
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053	2,000	(80)	265	185	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053	2,000	(63)	268	205	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053	2,000	(66)	267	201	0	(9)
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033	AUD 202,400	(118)	1,486	1,368	104	0
Receive(5)	CAONREPO Index	3.500	Semi-Annual	06/01/2032	CAD 18,100	(497)	3	(494)	0	(23)

						$(928)	$2,959	$2,031	$106	$(115)

Total Swap Agreements						$277	$3,163	$3,440	$110	$(116)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$210	$110	$320	$0	$0	$(116)	$(116)

Cash of $25,736 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2024	AUD	1,641	$	1,086	$0	$(32)
BOA	01/2024		871		576	0	(18)
	01/2024	GBP	477		606	0	(2)
	03/2024	INR	2,390		29	0	0
BPS	01/2024	CAD	235		178	0	0
	01/2024	GBP	1,819		2,307	0	(12)
	01/2024	$	1,329	AUD	1,973	15	0
	03/2024	INR	8,302	$	99	0	0
BRC	01/2024	$	1,018	AUD	1,553	40	0
CBK	01/2024	NOK	2,036	$	190	0	(10)
	01/2024	$	1	MXN	16	0	0
	03/2024	ILS	1,790	$	492	0	(4)
GLM	01/2024	MXN	13,060		745	0	(21)
JPM	03/2024	INR	2,488		30	0	0
	06/2024	$	202	KRW	264,036	5	0
MBC	01/2024	AUD	770	$	510	0	(14)
	01/2024	$	3,198	CAD	4,328	69	0
MYI	01/2024	EUR	38,007	$	41,774	0	(193)
	06/2024	$	28	KRW	36,202	1	0
SCX	01/2024	CAD	208	$	157	0	0
	03/2024	INR	5,417		65	0	0
UAG	01/2024	GBP	9,881		12,505	0	(91)

Total Forward Foreign Currency Contracts						$130	$(397)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.288%	01/19/2024	1,900	$(8)	$(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.738	01/19/2024	1,900	(8)	(4)
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.494	01/08/2024	4,000	(19)	(30)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.994	01/08/2024	4,000	(18)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.545	01/16/2024	6,300	(28)	(79)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.995	01/16/2024	6,300	(28)	(2)
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.235	01/22/2024	6,300	(26)	(20)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.685	01/22/2024	6,300	(26)	(18)

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.300%	01/16/2024	10,700	$(46)	$(36)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	01/16/2024	10,700	(46)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.215	01/22/2024	6,200	(25)	(18)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.665	01/22/2024	6,200	(25)	(20)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	01/12/2024	3,100	(14)	(49)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.050	01/12/2024	3,100	(14)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205	01/22/2024	3,200	(13)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.655	01/22/2024	3,200	(13)	(11)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.170	01/29/2024	3,000	(13)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.620	01/29/2024	3,000	(13)	(15)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.670	01/04/2024	6,500	(31)	(116)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.120	01/04/2024	6,500	(31)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.455	01/08/2024	7,200	(35)	(41)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.475	01/08/2024	5,600	(26)	(36)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.955	01/08/2024	7,200	(35)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.975	01/08/2024	5,600	(26)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.600	01/12/2024	3,100	(14)	(49)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.050	01/12/2024	3,100	(14)	(1)

Total Written Options							$(595)	$(586)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	0.153%	$200	$(2)	$4	$2	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.883	100	(1)	2	1	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153	200	(2)	4	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.438	300	1	4	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.563	100	0	1	1	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2028	0.782%	$100	$(2)	$3	$1	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.883	300	(3)	4	1	0

Total Swap Agreements							$(9)	$22	$13	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$(32)	$0	$0	$(32)	$(32)	$0	$(32)
BOA	0	0	0	0	(20)	(11)	0	(31)	(31)	0	(31)
BPS	15	0	0	15	(12)	(111)	0	(123)	(108)	0	(108)
BRC	40	0	0	40	0	0	0	0	40	0	40
CBK	0	0	0	0	(14)	(38)	0	(52)	(52)	0	(52)
GLM	0	0	0	0	(21)	(89)	0	(110)	(110)	0	(110)
GST	0	0	3	3	0	0	0	0	3	0	3
JPM	5	0	0	5	0	(94)	0	(94)	(89)	0	(89)
MBC	69	0	0	69	(14)	0	0	(14)	55	0	55
MYC	0	0	10	10	0	(243)	0	(243)	(233)	301	68
MYI	1	0	0	1	(193)	0	0	(193)	(192)	462	270
UAG	0	0	0	0	(91)	0	0	(91)	(91)	0	(91)

Total Over the Counter	$130	$0	$13	$143	$(397)	$(586)	$0	$(983)

(j)

Securities with an aggregate market value of $763 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$210	$210
Swap Agreements	0	4	0	0	106	110

	$0	$4	$0	$0	$316	$320

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$130	$0	$130
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$130	$0	$143

	$0	$17	$0	$130	$316	$463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$115	$116

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$397	$0	$397
Written Options	0	0	0	0	586	586

	$0	$0	$0	$397	$586	$983

	$0	$1	$0	$397	$701	$1,099

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16,764	$16,764
Swap Agreements	0	2,549	0	0	(16,411)	(13,862)

	$0	$2,549	$0	$0	$353	2,902

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,625)	$0	$(2,625)
Written Options	0	0	0	0	468	468
Swap Agreements	0	33	0	0	0	33

	$0	$33	$0	$(2,625)	$468	$(2,124)

	$0	$2,582	$0	$(2,625)	$821	$778

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7,305)	$(7,305)
Swap Agreements	0	417	0	0	20,111	20,528

	$0	$417	$0	$0	$12,806	$13,223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$994	$0	$994
Written Options	0	0	0	0	8	8
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$994	$8	$1,006

	$0	$421	$0	$994	$12,814	$14,229

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$7,481	$7,481
Corporate Bonds & Notes
Banking & Finance	0	174,443	0	174,443
Industrials	0	49,809	0	49,809
Utilities	0	21,462	0	21,462
Municipal Bonds & Notes
California	0	19,994	0	19,994
New Jersey	0	4,307	0	4,307
Pennsylvania	0	662	0	662
Virginia	0	3,711	0	3,711
U.S. Government Agencies	0	692,730	0	692,730
Non-Agency Mortgage-Backed Securities	0	273,039	1,952	274,991
Asset-Backed Securities	0	479,982	1,133	481,115
Common Stocks
Industrials	0	0	55	55
Preferred Securities
Financials	0	10,670	0	10,670
Short-Term Instruments
Repurchase Agreements	0	2,970	0	2,970
U.S. Treasury Bills	0	763	0	763

	$0	$1,734,542	$10,621	$1,745,163

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$63,382	$0	$0	$63,382

Total Investments	$63,382	$1,734,542	$10,621	$1,808,545

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$0	$0	$0

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$317	$0	$320
Over the counter	0	143	0	143

	$3	$460	$0	$463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(116)	0	(116)
Over the counter	0	(983)	0	(983)

	$0	$(1,099)	$0	$(1,099)

Total Financial Derivative Instruments	$3	$(639)	$0	$(636)

Totals	$63,385	$1,733,903	$10,621	$1,807,909

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	79

Schedule of Investments PIMCO Fixed Income SHares: Series R

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 207.3%

CORPORATE BONDS & NOTES 3.4%

BANKING & FINANCE 3.4%

Jyske Realkredit AS
1.500% due 10/01/2053	DKK	3,590	$421

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2053		25	3
1.500% due 10/01/2053		2,404	281
2.000% due 10/01/2053		500	61

Nykredit Realkredit AS
1.000% due 10/01/2050		1,663	193
1.500% due 10/01/2053		12,588	1,514
2.500% due 10/01/2047		16	2
3.000% due 10/01/2053		5,131	714

Realkredit Danmark AS
1.000% due 10/01/2050		2,784	323
1.000% due 10/01/2053		1,409	162
1.500% due 10/01/2053		7,582	879
2.000% due 10/01/2053		1,629	184
2.500% due 04/01/2047		11	2
3.000% due 10/01/2053		4,555	633

UBS Group AG
7.750% due 03/01/2029 •	EUR	100	127

Total Corporate Bonds & Notes (Cost $6,671)			5,499

U.S. GOVERNMENT AGENCIES 27.8%

Fannie Mae
5.897% due 02/25/2037 •		$9	9
6.129% due 10/01/2044 •		1	1

Freddie Mac
5.771% due 09/01/2036 •		7	7
7.396% due 07/01/2036 •		21	22

Ginnie Mae
6.246% due 08/20/2068 •		272	267
6.288% due 09/20/2073 - 10/20/2073		5,740	5,730
6.318% due 09/20/2073		3,896	3,897

Uniform Mortgage-Backed Security
3.500% due 12/01/2045		7	7

Uniform Mortgage-Backed Security, TBA
4.000% due 02/01/2054		6,100	5,775
4.500% due 02/01/2054		5,300	5,141
5.000% due 01/01/2054		4,600	4,551
5.500% due 02/01/2054		5,300	5,324
6.000% due 02/01/2054		8,300	8,428
6.500% due 02/01/2054		6,300	6,456

Total U.S. Government Agencies (Cost $45,302)			45,615

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 137.7%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 10/15/2025 (h)	$830	$798
0.125% due 04/15/2026	5,092	4,847
0.125% due 07/15/2026	4,865	4,636
0.125% due 10/15/2026 (e)	9,683	9,197
0.125% due 04/15/2027	2,942	2,765
0.125% due 01/15/2030 (e)	19,050	17,274
0.125% due 07/15/2030	2,040	1,844
0.125% due 01/15/2031 (e)	7,954	7,104
0.125% due 07/15/2031 (e)	23,039	20,495
0.125% due 01/15/2032	7,325	6,438
0.125% due 02/15/2051	4,018	2,491
0.125% due 02/15/2052	4,200	2,579
0.250% due 01/15/2025 (e)	18,576	18,032
0.250% due 07/15/2029 (e)	11,428	10,566
0.250% due 02/15/2050	4,488	2,930
0.375% due 07/15/2025	3,212	3,113
0.375% due 01/15/2027	1,019	969
0.375% due 07/15/2027 (e)	10,112	9,612
0.500% due 01/15/2028 (e)	7,160	6,777
0.625% due 01/15/2026 (e)	18,309	17,669
0.625% due 07/15/2032 (e)	13,448	12,294
0.625% due 02/15/2043	3,774	2,951
0.750% due 07/15/2028	858	821
0.750% due 02/15/2042	3,390	2,751
0.750% due 02/15/2045	1,921	1,503
0.875% due 01/15/2029 (e)	19,374	18,548
0.875% due 02/15/2047	695	548
1.000% due 02/15/2046	7,259	5,945
1.000% due 02/15/2048	1,605	1,296
1.000% due 02/15/2049	3,338	2,690
1.125% due 01/15/2033 (h)	310	293
1.375% due 07/15/2033	211	205
1.375% due 02/15/2044	607	543
1.500% due 02/15/2053 (h)	311	282
1.625% due 10/15/2027	6,751	6,702
1.750% due 01/15/2028	4,340	4,314
2.000% due 01/15/2026	2,345	2,327
2.125% due 02/15/2040	1,651	1,698
2.125% due 02/15/2041	2,768	2,845
2.500% due 01/15/2029	3,753	3,881
3.375% due 04/15/2032 (h)	442	495
3.625% due 04/15/2028	2,492	2,670

Total U.S. Treasury Obligations (Cost $247,571)		225,738

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

Banc of America Funding Trust
4.306% due 01/20/2047 ~	321	271

Countrywide Alternative Loan Trust
5.667% due 12/20/2046 •	519	447

Ginnie Mae
6.238% due 11/20/2073	1,204	1,198
6.438% due 11/20/2073	1,808	1,823

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grifonas Finance PLC
4.212% due 08/28/2039 •	EUR	71	$76

GSR Mortgage Loan Trust
4.836% due 09/25/2035 ~		$7	6

HarborView Mortgage Loan Trust
6.372% due 06/20/2035 •		205	184

IndyMac INDX Mortgage Loan Trust
6.310% due 05/25/2034 •		510	454

MortgageIT Mortgage Loan Trust
6.475% due 12/25/2034 «~		7	6

OPEN Trust
8.451% due 10/15/2028		1,778	1,787

Residential Accredit Loans, Inc. Trust
5.830% due 06/25/2046 •		198	47

Total Non-Agency Mortgage-Backed Securities (Cost $6,312)			6,299

ASSET-BACKED SECURITIES 9.2%

Atlas Senior Loan Fund Ltd.
6.805% due 01/16/2030 •		187	187

Avoca Static CLO DAC
5.690% due 10/15/2030	EUR	1,000	1,103

Carlyle Euro CLO DAC
4.735% due 08/28/2031		1,595	1,744

Carlyle Global Market Strategies Euro CLO DAC
4.752% due 11/15/2031 •		898	978

Citigroup Mortgage Loan Trust
5.550% due 01/25/2037 •		$132	91
5.760% due 09/25/2036 •		232	222

Citigroup Mortgage Loan Trust, Inc.
6.160% due 10/25/2035 •		500	448

Elmwood CLO Ltd.
7.044% due 12/11/2033		1,800	1,799

Home Equity Asset Trust
6.325% due 08/25/2034 •		29	29

MAN Euro CLO DAC
5.779% due 10/15/2036	EUR	1,800	1,992

Man GLG Euro CLO DAC
4.615% due 12/15/2031 •		923	1,008
4.775% due 10/15/2032 •		286	312
4.835% due 01/15/2030 •		66	72

Marathon Static CLO Ltd.
7.166% due 07/20/2030		$958	957

Massachusetts Educational Financing Authority
6.590% due 04/25/2038 •		17	17

Morgan Stanley ABS Capital, Inc. Trust
6.130% due 01/25/2035 •		199	191

Neuberger Berman Loan Advisers CLO Ltd.
6.957% due 10/24/2032		900	900

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.235% due 05/25/2035 ~		1,010	991

Palmer Square European Loan Funding DAC
5.472% due 05/15/2033	EUR	1,750	$1,927

Saxon Asset Securities Trust
2.011% due 05/25/2035 •		$29	27

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
6.574% due 01/23/2029 •		$61	$61

Structured Asset Securities Corp. Mortgage Loan Trust
6.470% due 08/25/2037 ~		7	7

Total Asset-Backed Securities (Cost $14,625)			15,063

SOVEREIGN ISSUES 18.4%

Canada Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	1,084	887

France Government International Bond
0.100% due 03/01/2026 (c)	EUR	2,717	2,970
0.100% due 07/25/2031 (c)		1,065	1,159
0.100% due 07/25/2038 (c)		1,742	1,803
0.250% due 07/25/2024 (c)		3,777	4,142

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (c)		480	495
1.400% due 05/26/2025 (c)		9,195	9,991

Japan Government International Bond
0.100% due 03/10/2028 (c)	JPY	427,930	3,190
0.100% due 03/10/2029 (c)		749,322	5,599

Total Sovereign Issues (Cost $32,356)			30,236

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (d) 6.8%
			11,093

HUNGARY TREASURY BILLS 0.2%
10.900% due 01/04/2024 (a)(b)	HUF	123,000	355

Total Short-Term Instruments (Cost $11,450)			11,448

Total Investments in Securities (Cost $364,287)			339,898

Total Investments 207.3% (Cost $364,287)			$339,898

Financial Derivative Instruments (f)(g) (0.9)% (Cost or Premiums, net $(891))			(1,549)

Other Assets and Liabilities, net (106.4)%			(174,379)

Net Assets 100.0%			$163,970

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	81

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.

(b)	Coupon represents a yield to maturity.

(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.400%	12/28/2023	01/04/2024	$7,077	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	$(7,070)	$7,077	$7,082
	5.420	12/29/2023	01/02/2024	3,200	U.S. Treasury Bonds 3.750% due 08/15/2041	(3,263)	3,200	3,202
FICC	2.600	12/29/2023	01/02/2024	816	U.S. Treasury Notes 4.875% due 11/30/2025	(832)	816	816

Total Repurchase Agreements						$(11,165)	$11,093	$11,100

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	5.490%	12/06/2023	01/04/2024	$(15,876)	$(15,942)
	5.510	12/11/2023	01/04/2024	(72,667)	(72,911)
	5.510	12/14/2023	01/11/2024	(5,228)	(5,243)
	5.540	12/18/2023	01/04/2024	(33,763)	(33,841)
TDM	5.520	12/12/2023	01/11/2024	(1,650)	(1,655)
	5.530	12/19/2023	01/02/2024	(12,339)	(12,366)

Total Sale-Buyback Transactions					$(141,958)

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
DEU	$10,284	$0	$0	$10,284	$(10,333)	$(49)
FICC	816	0	0	816	(832)	(16)

Master Securities Forward Transaction Agreement
BCY	0	0	(127,937)	(127,937)	127,590	(347)
TDM	0	0	(14,021)	(14,021)	14,025	4

Total Borrowings and Other Financing Transactions	$11,100	$0	$(141,958)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(141,958)	$0	$0	$(141,958)

Total Borrowings	$0	$(141,958)	$0	$0	$(141,958)

Payable for sale-buyback financing transactions					$(141,958)

(e)	Securities with an aggregate market value of $142,951 have been pledged as collateral under the terms of the above master agreements as of December 31, 2023.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2023 was $(125,776) at a weighted average interest rate of 5.114%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(47) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE 3-Month Euribor April 2024 Futures	EUR 96.750	04/12/2024	130	$325	$(88)	$(88)

Total Written Options					$(88)	$(88)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	83

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP March Futures	03/2024	33	$4,341	$157	$0	$(72)
Euro-Bund March Futures	03/2024	24	3,636	27	0	(38)
Gold 100 oz. February Futures	02/2024	1	207	1	0	(1)
U.S. Treasury 10-Year Ultra Long-Term Bond March Futures	03/2024	87	10,267	487	0	(8)

				$672	$0	$(119)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl March Futures	03/2024	21	$(2,765)	$(45)	$11	$0
Euro-Buxl 30-Year Bond March Futures	03/2024	8	(1,252)	(101)	35	0
Euro-Oat March Futures	03/2024	36	(5,226)	(148)	63	0
Euro-Schatz March Futures	03/2024	340	(39,991)	(218)	24	(17)
Short Euro-BTP March Futures	03/2024	62	(7,300)	(62)	14	0
U.S. Treasury 2-Year Note March Futures	03/2024	111	(22,856)	(171)	0	(14)
U.S. Treasury 5-Year Note March Futures	03/2024	95	(10,333)	(191)	0	(8)
U.S. Treasury 10-Year Note March Futures	03/2024	105	(11,854)	(178)	0	(5)
U.S. Treasury Long-Term Bond March Futures	03/2024	75	(9,370)	(556)	11	(2)
U.S. Treasury Ultra Long-Term Bond March Futures	03/2024	7	(935)	(91)	4	0

				$(1,761)	$162	$(46)

Total Futures Contracts				$(1,089)	$162	$(165)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	172,740	$(3)	$7	$4	$0	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028		160,000	(2)	(6)	(8)	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	12/15/2031		607,000	55	13	68	2	0
Pay	1-Day USD-SOFR Compounded-OIS	4.611	Annual	10/31/2025		$23,300	(126)	271	145	6	0
Pay	1-Day USD-SOFR Compounded-OIS	4.900	Annual	11/15/2025		603	0	8	8	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		48,500	31	(149)	(118)	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	4.868	Annual	12/22/2025		7,250	(29)	(75)	(104)	0	(3)
Pay(2)	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/22/2026		7,250	0	12	12	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.840	Semi-Annual	11/21/2028		5,500	(1)	509	508	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.340	Semi-Annual	11/21/2028		20,200	(255)	(1,151)	(1,406)	1	0

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(2)	1-Day USD-SOFR Compounded-OIS	3.085%	Annual	02/13/2034		$15,600	$(120)	$(340)	$(460)	$0	$(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.888	Semi-Annual	11/21/2053		1,100	0	(354)	(354)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	2.237	Semi-Annual	11/21/2053		4,100	254	798	1,052	17	0
Receive(2)	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		7,000	134	423	557	27	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027	EUR	2,000	(11)	(129)	(140)	0	(3)
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		900	(7)	(54)	(61)	0	(1)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		1,800	(7)	(89)	(96)	0	(3)
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		800	(3)	(39)	(42)	0	(1)
Pay	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		5,600	0	171	171	0	(51)
Pay(2)	6-Month EUR-EURIBOR	3.000	Annual	03/20/2034		24,770	(470)	1,768	1,298	0	(276)
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		1,000	62	437	499	20	0
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		1,100	1	546	547	22	0
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		1,900	118	826	944	38	0
Receive(2)	6-Month EUR-EURIBOR	2.750	Annual	03/20/2054		8,690	306	(1,210)	(904)	245	0
Pay	CPTFEMU	3.520	Maturity	09/15/2024		800	(2)	(3)	(5)	0	0
Receive	CPTFEMU	2.965	Maturity	05/15/2027		200	0	4	4	0	0
Receive	CPTFEMU	3.000	Maturity	05/15/2027		1,000	1	18	19	0	(1)
Receive	CPTFEMU	3.130	Maturity	05/15/2027		300	0	3	3	0	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		1,600	10	29	39	0	(1)
Pay	CPTFEMU	1.380	Maturity	03/15/2031		3,900	(28)	(798)	(826)	10	0
Receive	CPTFEMU	2.600	Maturity	05/15/2032		1,400	7	21	28	0	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032		900	0	5	5	0	(1)
Receive	CPTFEMU	2.720	Maturity	06/15/2032		2,100	(6)	(18)	(24)	0	(1)
Receive	CPTFEMU	2.470	Maturity	07/15/2032		800	0	14	14	0	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	49	48	0	0
Pay	CPTFEMU	2.356	Maturity	11/15/2033		1,300	(2)	32	30	0	(1)
Pay	CPTFEMU	2.362	Maturity	11/15/2033		800	0	19	19	0	(1)
Pay	CPTFEMU	2.390	Maturity	11/15/2033		700	1	18	19	0	0
Pay	CPTFEMU	2.488	Maturity	05/15/2037		1,210	1	(37)	(36)	0	(2)
Pay	CPTFEMU	2.580	Maturity	03/15/2052		300	0	(12)	(12)	0	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		400	(10)	(5)	(15)	0	(1)
Pay	CPTFEMU	2.421	Maturity	05/15/2052		170	0	(13)	(13)	0	0
Pay	CPTFEMU	2.590	Maturity	12/15/2052		300	0	10	10	0	(1)
Pay	CPTFEMU	2.700	Maturity	04/15/2053		1,100	7	87	94	0	(8)
Pay	CPTFEMU	2.763	Maturity	09/15/2053		700	2	74	76	0	(5)
Pay	CPTFEMU	2.682	Maturity	10/15/2053		200	0	16	16	0	(1)
Pay	CPTFEMU	2.736	Maturity	10/15/2053		400	4	36	40	0	(3)
Receive	CPTFEMU	2.548	Maturity	11/15/2053		200	(1)	(6)	(7)	1	0
Receive	CPTFEMU	2.620	Maturity	11/15/2053		200	0	(12)	(12)	1	0
Pay	CPURNSA	2.890	Maturity	04/05/2024		$27,000	0	8	8	0	(6)
Pay	CPURNSA	2.500	Maturity	09/07/2024		7,700	0	7	7	0	(3)
Pay	CPURNSA	2.510	Maturity	09/08/2024		3,900	0	4	4	0	(2)
Receive	CPURNSA	2.313	Maturity	02/26/2026		2,700	0	267	267	0	0
Receive	CPURNSA	2.419	Maturity	03/05/2026		2,100	0	196	196	1	0
Receive	CPURNSA	2.768	Maturity	05/13/2026		1,800	0	130	130	1	0
Receive	CPURNSA	2.813	Maturity	05/14/2026		800	0	56	56	1	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		830	0	62	62	1	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		600	0	44	44	0	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	(187)	(187)	0	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	(226)	(226)	0	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	(132)	(132)	0	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		1,300	1	(164)	(163)	0	0
Pay	CPURNSA	1.883	Maturity	11/20/2029		500	1	(71)	(70)	0	0
Receive	CPURNSA	2.311	Maturity	02/24/2031		1,500	1	156	157	0	(1)
Pay	FRCPXTOB	1.410	Maturity	11/15/2039	EUR	300	0	(73)	(73)	2	0

Total Swap Agreements							$(87)	$1,801	$1,714	$399	$(402)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(3)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$165	$399	$564	$(88)	$(165)	$(402)	$(655)

Cash of $2,937 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option variation margin asset of $11 and liability of $(5) is outstanding at period end.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin asset of $3 for closed futures is outstanding at period end.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2024	JPY	615,047	$	4,168	$0	$(197)
	01/2024	$	169	NZD	277	6	0
BPS	01/2024	DKK	15,145	$	2,234	0	(9)
	01/2024	HUF	20,885		60	0	(1)
	01/2024	JPY	372,022		2,537	0	(103)
	01/2024	$	489	DKK	3,320	3	0
	01/2024		2	HUF	679	0	0
BRC	01/2024	PLN	396	$	90	0	(10)
CBK	01/2024	HUF	3,321		9	0	0
	01/2024	NOK	405		38	0	(2)
	01/2024	$	1	MXN	8	0	0
	02/2024	BRL	623	$	121	0	(7)
	03/2024	PEN	450		119	0	(2)
GLM	01/2024	DKK	20,064		2,960	0	(12)
	01/2024	$	87	MXN	1,521	2	0
	02/2024		0	BRL	1	0	0
JPM	01/2024	HUF	94,187	$	268	0	(3)
MBC	01/2024	CAD	1,051		777	0	(17)
	01/2024	EUR	1,505		1,638	0	(24)
	01/2024	HUF	4,817		14	0	0
MYI	01/2024	EUR	25,498		28,025	0	(130)
	01/2024	JPY	233,635		1,585	0	(73)
	01/2024	$	190	DKK	1,295	2	0

Total Forward Foreign Currency Contracts						$13	$(590)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	$(54)	$(44)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	0

						$(105)	$(44)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.700%	02/13/2024	13,700	$(60)	$(203)
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.900	03/20/2024	14,500	(70)	(81)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.900	08/29/2025	2,700	(35)	(59)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.900	08/29/2025	2,700	(35)	(14)
GST	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800	09/01/2025	15,200	(191)	(310)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.800	09/01/2025	15,200	(191)	(84)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/16/2024	1,400	(7)	(19)
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.758	01/16/2024	4,800	(22)	(67)

							$(611)	$(837)

Total Written Options							$(716)	$(881)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$6	$0	$0	$6	$(197)	$0	$0	$(197)	$(191)	$0	$(191)
BPS	3	0	0	3	(113)	(203)	0	(316)	(313)	304	(9)
BRC	0	0	0	0	(10)	0	0	(10)	(10)	16	6
CBK	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
GLM	2	0	0	2	(12)	(198)	0	(210)	(208)	0	(208)
GST	0	0	0	0	0	(394)	0	(394)	(394)	385	(9)
JPM	0	0	0	0	(3)	(19)	0	(22)	(22)	0	(22)
MBC	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)
MYC	0	0	0	0	0	(67)	0	(67)	(67)	0	(67)
MYI	2	0	0	2	(203)	0	0	(203)	(201)	381	180

Total Over the Counter	$13	$0	$0	$13	$(590)	$(881)	$0	$(1,471)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

(h)

Securities with an aggregate market value of $1,086 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2023.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$165	$165
Swap Agreements	0	0	0	0	399	399

	$0	$0	$0	$0	$564	$564

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13	$0	$13

	$0	$0	$0	$13	$564	$577

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$88	$88
Futures	1	0	0	0	164	165
Swap Agreements	0	0	0	0	402	402

	$1	$0	$0	$0	$654	$655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$590	$0	$590
Written Options	0	0	0	0	881	881

	$0	$0	$0	$590	$881	$1,471

	$1	$0	$0	$590	$1,535	$2,126

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$50	$50
Futures	(235)	0	0	0	2,503	2,268
Swap Agreements	0	15	0	0	(5,187)	(5,172)

	$(235)	$15	$0	$0	$(2,634)	$(2,854)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(473)	$0	$(473)
Purchased Options	0	0	0	0	(618)	(618)
Written Options	0	1	0	0	894	895

	$0	$1	$0	$(473)	$276	$(196)

	$(235)	$16	$0	$(473)	$(2,358)	$(3,050)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$94	$0	$0	$0	$(2,872)	$(2,778)
Swap Agreements	0	(12)	0	0	5,913	5,901

	$94	$(12)	$0	$0	$3,041	$3,123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$630	$0	$630
Purchased Options	0	0	0	0	(62)	(62)
Written Options	0	(1)	0	0	288	287

	$0	$(1)	$0	$630	$226	$855

	$94	$(13)	$0	$630	$3,267	$3,978

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,499	$0	$5,499
U.S. Government Agencies	0	45,615	0	45,615
U.S. Treasury Obligations	0	225,738	0	225,738
Non-Agency Mortgage-Backed Securities	0	6,293	6	6,299
Asset-Backed Securities	0	15,063	0	15,063
Sovereign Issues	0	30,236	0	30,236
Short-Term Instruments
Repurchase Agreements	0	11,093	0	11,093
Hungary Treasury Bills	0	355	0	355

Total Investments	$0	$339,892	$6	$339,898

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	146	415	0	561
Over the counter	0	13	0	13

	$146	$428	$0	$574

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

December 31, 2023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(216)	$(439)	$0	$(655)
Over the counter	0	(1,471)	0	(1,471)

	$(216)	$(1,910)	$0	$(2,126)

Total Financial Derivative Instruments	$(70)	$(1,482)	$0	$(1,552)

Totals	$(70)	$338,410	$6	$338,346

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

December 31, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.1%

CORPORATE BONDS & NOTES 1.7%

BANKING & FINANCE 0.3%

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	$200	$198

INDUSTRIALS 1.4%

Providence St. Joseph Health Obligated Group
5.403% due 10/01/2033	700	713

Toledo Hospital
6.015% due 11/15/2048	200	157

		870

Total Corporate Bonds & Notes (Cost $1,039)		1,068

MUNICIPAL BONDS & NOTES 87.2%

ALABAMA 1.5%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
6.900% due 10/01/2050	500	525

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	389	371

		896

ARIZONA 0.4%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	250	263

CALIFORNIA 11.6%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (b)	1,000	545

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	500	417

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	250	207

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (a)	1,000	181

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.000% due 01/01/2060 (a)	2,250	125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 09/01/2050 (c)	$1,000	$885

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	264

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	500	495

California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2022
5.375% due 08/15/2057	250	278

California Statewide Communities Development Authority Revenue Bonds, Series 2019
4.250% due 11/01/2059	200	183

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	395	316

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	250	190
3.500% due 10/01/2046	750	575

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (b)	500	254

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	5,500	650

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	300	314

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2047	500	506

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (a)	2,500	417

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (a)	2,000	382

		7,184

COLORADO 6.6%

Centerra Metropolitan District No 1, Colorado Tax Allocation Bonds, Series 2017
5.000% due 12/01/2037	250	244

Centerra Metropolitan District No 1, Colorado Tax Allocation Bonds, Series 2018
5.250% due 12/01/2048	500	464

Colorado Crossing Metropolitan District No 2, General Obligation Bonds, Series 2020
5.000% due 12/01/2047	500	419

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	91

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (b)	$750	$440

Johnstown Village Metropolitan District No 2, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2050	500	434

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	500	431

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	550	485

Velocity Metropolitan District No 5, Colorado General Obligation Bonds, Series 2020
0.000% due 12/01/2050 (b)	1,000	687

Willow Bend Metropolitan District, Colorado General Obligation Bonds, Series 2019
5.000% due 12/01/2049	500	460

		4,064

DELAWARE 2.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
0.000% due 10/01/2038	1,005	892
7.120% due 10/01/2038	175	174

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	500	468

		1,534

FLORIDA 6.6%

Avenir Community Development District, Florida Special Assessment Bonds, Series 2023
5.625% due 05/01/2054	500	502

Babcock Ranch Community Independent Special District, Florida Special Assessment Bonds, Series 2022
5.000% due 05/01/2042	300	293

Babcock Ranch Community Independent Special District, Florida Special Assessment Notes, Series 2022
4.250% due 05/01/2032	390	382

Babcock Ranch Community Independent Special, Florida Special Assessment Bonds, Series 2022
5.000% due 05/01/2053	750	689

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	750	750

Osceola County, Florida Transportation Revenue Notes, Series 2020
0.000% due 10/01/2028 (a)	475	388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

St Johns County, Florida Industrial Development Authority Revenue Notes, Series 2021
4.000% due 12/15/2029	$225	$212
4.000% due 12/15/2030	200	186
4.000% due 12/15/2031	210	193

Village Community Development District No. 15, Florida Special Assessment Bonds, Series 2023
4.850% due 05/01/2038	500	500

		4,095

GEORGIA 0.5%

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	300	323

IDAHO 0.6%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	500	394

ILLINOIS 10.9%

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,000	1,051

Illinois State General Obligation Bonds, Series 2018
5.000% due 10/01/2033	1,000	1,073

Illinois State General Obligation Notes, Series 2017
5.000% due 12/01/2026	2,000	2,111

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	850	954

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2034	1,180	1,085

Village of Gilberts, Illinois Special Service Area No 24, Special Tax Bonds, Series 2014
5.375% due 03/01/2034	488	466

		6,740

INDIANA 0.8%

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	496

IOWA 0.4%

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	250	233

LOUISIANA 2.1%

Louisiana Public Facilities Authority Revenue Bonds, Series 2020
4.000% due 04/01/2050	660	641

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	$650	$641

		1,282

MICHIGAN 2.7%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	325	361

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	500	372

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
4.390% (TSFR3M) due 07/01/2032 ~	1,000	951

		1,684

MULTI-STATE 0.8%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.548% due 08/25/2040	500	495

NEVADA 0.9%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	440	435

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (a)	1,000	131

		566

NEW HAMPSHIRE 0.4%

New Hampshire Business Finance Authority Revenue Notes, Series 2021
4.000% due 01/01/2030	280	266

NEW JERSEY 2.4%

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	1,000	1,004

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	465	472

		1,476

NEW MEXICO 0.7%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	500	448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 2.3%

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2053	$200	$227

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,000	995

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (a)	2,000	224

		1,446

OHIO 1.5%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (a)	2,300	248

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	750	687

		935

OREGON 0.7%

Multnomah County School District 40, Oregon General Obligation Bonds, Series 2023
0.000% due 06/15/2038 (a)	750	421

PENNSYLVANIA 1.6%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	495	498

Montgomery County Industrial Development Authority, Pennsylvania Revenue Notes, Series 2023
4.100% due 06/01/2029	500	513

		1,011

PUERTO RICO 15.7%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	894	488
0.000% due 11/01/2051	5,239	2,524

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (a)	500	312
4.000% due 07/01/2041	850	783

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	1,348	1,196

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	93

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
4.310% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$1,010	$939

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2051 (a)	11,000	2,582
5.000% due 07/01/2058	400	402

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	500	504

		9,730

RHODE ISLAND 3.7%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,000	1,008
5.000% due 06/01/2050	1,250	1,255

		2,263

SOUTH CAROLINA 0.3%

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2023
7.500% due 11/15/2053	150	155

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	202

TEXAS 4.1%

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043	200	202

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (a)	1,000	555

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	250	253

Matagorda County, Texas Navigation District No 1, Revenue Bonds, Series 2001
2.600% due 11/01/2029	500	459

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.250% due 01/01/2042	250	192

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2020
4.000% due 01/01/2050	500	359

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.233% (TSFR3M) due 12/15/2026 ~	$500	$498

		2,518

VIRGINIA 1.0%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	675	635

WASHINGTON 2.5%

Snohomish County, Washington Housing Authority Revenue Bonds, Series 2019
4.000% due 04/01/2044	1,000	952

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	600	598

		1,550

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (a)	1,000	89

WISCONSIN 1.0%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (a)	1,960	93
4.500% due 06/01/2056	225	175

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (a)	500	329

		597

Total Municipal Bonds & Notes (Cost $51,728)		53,991

U.S. GOVERNMENT AGENCIES 3.6%

Freddie Mac
2.990% due 04/25/2043	200	168
3.850% due 07/01/2039	497	463
4.370% due 03/01/2040	499	492
4.900% due 02/01/2040	499	520
5.210% due 08/01/2040	300	322
5.917% due 07/15/2040	250	251

Total U.S. Government Agencies (Cost $2,124)		2,216

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

Freddie Mac
4.141% due 01/25/2040	$498	$450

Total Non-Agency Mortgage-Backed Securities (Cost $467)		450

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (d) 0.9%

		585

Total Short-Term Instruments (Cost $585)		585

Total Investments in Securities (Cost $55,943)		58,310

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	322,726	$3,139

Total Short-Term Instruments (Cost $3,139)		3,139

Total Investments in Affiliates (Cost $3,139)		3,139

Total Investments 99.2% (Cost $59,082)		$61,449

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 0.8%		510

Net Assets 100.0%		$61,959

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

(b)	Security becomes interest bearing at a future date.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	08/03/2022	$907	$885	1.43%

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	95

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	12/29/2023	01/02/2024	$585	U.S. Treasury Notes 4.875% due 11/30/2025	$(597)	$585	$585

Total Repurchase Agreements						$(597)	$585	$585

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$585	$0	$0	$585	$(597)	$(12)

Total Borrowings and Other Financing Transactions	$585	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2024	61	$(6,886)	$(134)	$0	$0

Total Futures Contracts				$(134)	$0	$0

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

December 31, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

Cash of $175 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$0	$0

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$27	$27

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(134)	$(134)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2023	97

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

December 31, 2023

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2023
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$198	$198
Industrials	0	870	0	870
Municipal Bonds & Notes
Alabama	0	896	0	896
Arizona	0	263	0	263
California	0	7,184	0	7,184
Colorado	0	4,064	0	4,064
Delaware	0	1,534	0	1,534
Florida	0	4,095	0	4,095
Georgia	0	323	0	323
Idaho	0	394	0	394
Illinois	0	6,740	0	6,740
Indiana	0	496	0	496
Iowa	0	233	0	233
Louisiana	0	1,282	0	1,282
Michigan	0	1,684	0	1,684
Multi-State	0	495	0	495
Nevada	0	566	0	566
New Hampshire	0	266	0	266
New Jersey	0	1,476	0	1,476
New Mexico	0	448	0	448
New York	0	1,446	0	1,446
Ohio	0	935	0	935
Oregon	0	421	0	421
Pennsylvania	0	1,011	0	1,011
Puerto Rico	0	9,730	0	9,730
Rhode Island	0	2,263	0	2,263
South Carolina	0	155	0	155
Tennessee	0	202	0	202
Texas	0	2,518	0	2,518
Virginia	0	635	0	635
Washington	0	1,550	0	1,550
West Virginia	0	89	0	89
Wisconsin	0	597	0	597
U.S. Government Agencies	0	2,216	0	2,216
Non-Agency Mortgage-Backed Securities	0	450	0	450
Short-Term Instruments
Repurchase Agreements	0	585	0	585

	$0	$58,112	$198	$58,310

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,139	$0	$0	$3,139

Total Investments	$3,139	$58,112	$198	$61,449

There were no significant transfers into or out of Level 3 during the period ended December 31, 2023.

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2023

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

Hereinafter, the Board of Trustees of the Portfolios shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest

ANNUAL REPORT	DECEMBER 31, 2023	99

Notes to Financial Statements (Cont.)

is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. In addition, each Portfolio distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. A Portfolio may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Separately, if a Portfolio determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include

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capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Portfolios, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where a Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Portfolios’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Portfolios’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the

ANNUAL REPORT	DECEMBER 31, 2023	101

Notes to Financial Statements (Cont.)

registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Portfolios must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments are effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Portfolio’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, a Portfolio’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Portfolio may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Portfolio generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Portfolio may calculate its NAV as of the NYSE Close for such day or such other time that a Portfolio may determine.

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For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Portfolio to perform the fair value determination relating to all Portfolio investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of portfolio investments. The Valuation Designee may value portfolio securities for which market quotations are not readily available and other portfolio assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Portfolio’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S.

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Notes to Financial Statements (Cont.)

securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan, any new borrower- or loan-level data received in written reports periodically by a Portfolio normally will be taken into account in calculating the NAV. A Portfolio’s whole loan investments, including those originated by a Portfolio or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Portfolio’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are

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observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Sources. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates

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Notes to Financial Statements (Cont.)

from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The

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pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolios’ transactions in and earnings from these affiliated Funds for the period ended December 31, 2023 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 12/31/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2023	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Fixed Income SHares: Series C	$46,687	$423,649	$(345,400)	$37	$39	$125,012	$4,073	$0

PIMCO Fixed Income SHares: Series LD	2,828	54,131	(45,700)	0	5	11,264	523	0

PIMCO Fixed Income SHares: Series M	86,348	287,255	(310,301)	93	(13)	63,382	4,117	0

PIMCO Fixed Income SHares: Series TE	662	44,975	(42,501)	3	0	3,139	174	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios as of December 31, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or

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Notes to Financial Statements (Cont.)

instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including

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the risk of price and yield fluctuations. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Portfolio has used bilateral repurchase agreements wherein the underlying securities will be held by a Portfolio’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable

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on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from the Portfolio, a Portfolio may then invest the cash received in additional securities, generating leverage for the Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which the Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

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Notes to Financial Statements (Cont.)

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Portfolio holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Portfolio holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Portfolio’s assets. If a Portfolio holds a recourse TOBs Residual, the Portfolio (and, indirectly, holders of the Portfolio’s common shares) would typically bear the losses. In particular, if a Portfolio holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Portfolio would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Portfolio may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service

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providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended December 31, 2023, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

Fixed Income Shares - Series TE	$1,136	3.48%

*	Annualized

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Portfolios of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Portfolio’s investment policies and restrictions. The Portfolios are currently permitted to borrow under the Interfund Lending Program. A lending portfolio may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing portfolio may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2023, the Portfolios did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results

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Notes to Financial Statements (Cont.)

of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

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(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The

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manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery

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Notes to Financial Statements (Cont.)

value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indexes are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared

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to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap,’’ (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor,’’ (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Small Portfolio	—	X	—	—	X

Interest Rate	X	X	X	X	X

Credit	X	X	X	X	X

Market	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—

Emerging Markets	X	X	X	X	—

Focused Investment	X	X	X	X	X

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Notes to Financial Statements (Cont.)

Risks	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE

Derivatives	X	X	X	X	X

Liquidity	X	X	X	X	X

Management	X	X	X	X	X

High Yield	X	X	X	X	X

Currency	X	X	X	X	—

Leveraging	X	X	X	X	X

Issuer	X	X	X	X	X

Turnover	X	X	X	X	X

Municipal Securities	X	X	X	X	X

Municipal Project-Specific	—	—	—	—	X

Municipal Bond Market	—	—	—	—	X

California State-Specific	—	—	—	—	X

New York State-Specific	—	—	—	—	X

AMT Bonds	—	—	—	—	X

Sovereign Debt	—	—	—	X	—

Inflation/Deflation	X	X	X	X	X

Contingent Convertible Securities	X	—	X	—	—

LIBOR Transition	X	X	X	—	—

Collateralized Loan Obligation	X	X	X	—	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Small Portfolio Risk is the risk that a smaller portfolio may not achieve investment or trading efficiencies. Additionally, a smaller portfolio may be more adversely affected by large purchases or redemptions of portfolio shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political

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changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage- related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Portfolio may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Portfolio’s guidelines), which generally carry higher levels of the foregoing risks.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Focused Investment Risk is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Portfolio. The Portfolio’s use of derivatives or other similar investments may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Portfolio’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Portfolio’s performance.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed

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Notes to Financial Statements (Cont.)

income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Turnover Risk is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Municipal Project-Specific Risk is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

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Municipal Bond Market Risk is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

AMT Bonds Risk is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Portfolio to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Portfolio’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Inflation/Deflation Risk is the risk that the value of assets or income from a Portfolio’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Portfolio’s investments could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Portfolio’s investments.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Portfolio’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Portfolio.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Portfolio rely or relied in some

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Notes to Financial Statements (Cont.)

fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effected related to the transition away from LIBOR or the continued use of a LIBOR on a Portfolio, or on certain instruments in which the Portfolio invests, which can be difficult to ascertain and could result in losses to the Portfolio.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Portfolio to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to, the risk that: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Portfolio may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Portfolio may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Portfolio’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Portfolio. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Portfolio’s performance.

Market Disruption Risk A Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Portfolio to lose value. These events can also impair the technology and other operational systems upon which a Portfolio’s service providers, including PIMCO as a Portfolio’s investment adviser, rely, and could otherwise disrupt a Portfolio’s service providers’ ability to fulfill their obligations to a Portfolio.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Portfolio itself is regulated. Such legislation or regulation could limit or preclude a Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio. The value of a Portfolio’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Portfolio invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for

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issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way a Portfolio is regulated, affect the expenses incurred directly by a Portfolio and the value of its investments, and limit and/or preclude a Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While a Portfolio seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Portfolio.

Cyber Security Risk is the risk that, as the use of technology has become more prevalent in the course of business, the Portfolios have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Portfolio to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Portfolio and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Portfolio’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Portfolios and their shareholders may suffer losses as a result of a cyber security breach related to the Portfolios, their service providers, trading counterparties or the issuers in which a Portfolio invests.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single

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Notes to Financial Statements (Cont.)

Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. FCM customers, such as the Portfolios, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between

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futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCM has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Portfolios may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Portfolios are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the

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Notes to Financial Statements (Cont.)

expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

The Trust is responsible for the following expenses: (i) salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Administrator or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Trust or any of its Portfolios; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred for any of the Portfolios; (iv) expenses of each Portfolio’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by a Portfolio of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) fees and expenses of any underlying funds or other pooled vehicles in which a Portfolio invests; (vii) dividend and interest expenses on short positions taken by the Portfolios; (viii) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (ix) extraordinary expenses, including extraordinary legal expenses, as may arise including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (x) to the extent permitted by the Board, organizational and offering expenses of the Trust and the Portfolios and any expenses which are capitalized in accordance with generally accepted accounting principles; and (xi) any expenses allocated or allocable to a specific class of shares of a Portfolio, including fees paid pursuant to an administrative services or distribution plan.

(c) Distribution Contract The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs,

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including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Board, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract. The waivers, if any, are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2023, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO ManagedAccts - Fixed Income SHares: Series C	$6,253	$6,151	$(2,006)

PIMCO ManagedAccts - Fixed Income SHares: Series TE	3,989	227	(72)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio

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Notes to Financial Statements (Cont.)

turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2023, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ManagedAccts - Fixed Income SHares: Series C	$9,337,174	$9,236,701	$202,110	$101,097

PIMCO ManagedAccts - Fixed Income SHares: Series LD	193,303	187,404	7,161	47,787

PIMCO ManagedAccts - Fixed Income SHares: Series M	9,071,006	8,979,491	210,802	93,341

PIMCO ManagedAccts - Fixed Income SHares: Series R	763,877	793,615	15,049	17,672

PIMCO ManagedAccts - Fixed Income SHares: Series TE	3,078	0	36,252	56,812

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Portfolio, the Portfolio may be subject to an excise tax of 4% of the amount by which 98% of the Portfolio’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of December 31, 2023, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

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The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of December 31, 2023, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

Fixed Income SHares: Series C	$0	$2,101	$0	$(53,841)	$0	$(335,632)	$0	$0	$(387,372)

Fixed Income SHares: Series LD	0	0	0	(3,846)	(303)	(6,188)	0	(386)	(10,723)

Fixed Income SHares: Series M	0	0	0	(62,373)	(6,487)	(147,365)	0	(1,376)	(217,601)

Fixed Income SHares: Series R	0	0	0	(26,816)	0	(54,005)	0	(2,805)	(83,626)

Fixed Income SHares: Series TE	154	0	0	2,292	0	(4,181)	0	0	(1,735)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, short positions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and tax-exempt securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through December 31, 2023 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2023 through December 31, 2023 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

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Notes to Financial Statements (Cont.)

As of December 31, 2023, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

Fixed Income SHares: Series C	$243,864	$91,768

Fixed Income SHares: Series LD	1,647	4,541

Fixed Income SHares: Series M	71,698	75,667

Fixed Income SHares: Series R	11,562	42,443

Fixed Income SHares: Series TE	3,061	1,120

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

Fixed Income SHares: Series C	$1,885,542	$30,456	$(68,521)	$(38,065)

Fixed Income SHares: Series LD	88,040	1,354	(5,199)	(3,845)

Fixed Income SHares: Series M	1,864,328	41,901	(102,183)	(60,282)

Fixed Income SHares: Series R	368,678	8,993	(38,694)	(29,701)

Fixed Income SHares: Series TE	59,024	3,128	(837)	2,291

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, short positions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and tax-exempt securities.

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For the fiscal years ended December 31, 2023 and December 31, 2022, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	December 31, 2023				December 31, 2022

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

Fixed Income SHares: Series C	$0	$55,338	$0	$0	$0	$61,847	$0	$0

Fixed Income SHares: Series LD	0	1,559	0	1,134	0	2,820	340	0

Fixed Income SHares: Series M	0	68,737	0	0	0	63,547	0	0

Fixed Income SHares: Series R	0	865	0	3,844	0	28,718	0	0

Fixed Income SHares: Series TE	2,820	736	0	0	3,050	275	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

In preparing these financial statements, a Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Managed Accounts Trust and Shareholders of Fixed Income SHares: Series C, Fixed Income SHares: Series LD, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios listed in the table below (constituting PIMCO Managed Accounts Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2023, the related statements of operations, of changes in net assets and, for the portfolios indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and, for the portfolios indicated in the table below, each of their cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the five years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Fixed Income SHares: Series C(1)

Fixed Income SHares: Series LD(2)

Fixed Income SHares: Series M(1)

Fixed Income SHares: Series R(2)

Fixed Income SHares: Series TE(1)

(1)	Statement of operations for the year ended December 31, 2023 and statement of changes in net assets for the years ended December 31, 2023 and 2022
(2)	Statement of operations and statement of cash flows for the year ended December 31, 2023, and statement of changes in net assets for the years ended December 31, 2023 and 2022

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 26, 2024

We have served as the auditor of one or more investment companies in PIMCO Managed Accounts Trust since 2000.

138	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BCY	Barclays Capital, Inc.	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	NOM	Nomura Securities International, Inc.
CBK	Citibank N.A.	RDR	RBC Capital Markets LLC
DEU	Deutsche Bank Securities, Inc.	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
COP	Colombian Peso	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	PEN	Peruvian New Sol
GBP	British Pound	PLN	Polish Zloty
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
CAONREPO	Canadian Overnight Repo Rate Average	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index	TSFR3M	Term SOFR 3-Month
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	ICE 3-Month USD LIBOR
FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	ST	State
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined

ANNUAL REPORT	DECEMBER 31, 2023	139

Federal Income Tax Information

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Portfolios intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

Fixed Income SHares: Series C	0%	0%	$39,539	$0	$46,689

Fixed Income SHares: Series LD	0%	0%	1,559	0	1,453

Fixed Income SHares: Series M	0%	0%	51,924	0	56,886

Fixed Income SHares: Series R	0%	0%	0	0	2,254

Fixed Income SHares: Series TE	0%	0%	3,556	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

140	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Section 199A Dividends. Non-corporate shareholders meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

Fixed Income SHares: Series C	0%

Fixed Income SHares: Series LD	0%

Fixed Income SHares: Series M	0%

Fixed Income SHares: Series R	0%

Fixed Income SHares: Series TE	0%

ANNUAL REPORT	DECEMBER 31, 2023	141

Management of the Trust

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Chair since 2019, Trustee since 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since 2019.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019- 2021); Trustee, Virtus Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020.	Trustee (since 2019) and Governance Committee (since 2020), Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); and President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

142	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Kathleen McCartney 1955	Trustee	Since 2022.	Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities; President Emerita, Smith College (since 2023); Formerly, President, Smith College (2013-2023);Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University (2007-2013).	30	None

Alan Rappaport 1953	Trustee	Since 2010.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Trustee, Virtus Closed-End Funds (2021-2023).

ANNUAL REPORT	DECEMBER 31, 2023	143

Management of the Trust (Cont.)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

E. Grace Vandecruze 1963	Trustee	Since 2021.	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistic REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (since 2021); and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).	30	None

Interested Trustees

Libby D. Cantrill* 1977	Trustee	Since April 2023.	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Member of the Board of Directors, Covenant House New York (2021-Present); Member of the Board, Securities Industry and Financial Markets Association (2022-Present).

144	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

David N. Fisher* 1968	Trustee	Since 2019.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None

*

Ms. Cantrill and Mr. Fisher are “interested persons” of the Trust, as defined in Section 2(a)(19) of the Act, due to their affiliations with PIMCO and its affiliates. Their address is 650 Newport Center Drive, Newport Beach, California 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Joshua D. Ratner 1976	President	Since January 2024	Executive Vice President and Head of Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Ryan G. Leshaw** 1980	Chief Legal Officer	Since 2019	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Peter G. Strelow** 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit** 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

ANNUAL REPORT	DECEMBER 31, 2023	145

Management of the Trust (Cont.)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Carol K. Chan** 1982	Vice President	Since January 2024	Senior Vice President, PIMCO. Senior Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Alyssa M. Creighton** 1974	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Jason R. Duran** 1977	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kenneth W. Lee** 1972	Vice President	Since 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Greg J. Mason*** 1980	Vice President	Since 2023	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen P. McLaughlin*** 1983	Vice President	Since January 2024	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Shiv Narain** 1981	Vice President	Since January 2024	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Keith A. Werber** 1973	Vice President	Since 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth** 1979	Vice President	Since January 2024	Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Y. Parikh** 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brandon T. Evans** 1982	Deputy Treasurer	Since 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Erik C. Brown*** 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman 1977	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

146	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Laine E. Pacetti** 1989	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason R. Stern 1979	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Chi H. Vu** 1983	Assistant Treasurer	Since January 2024	Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	DECEMBER 31, 2023	147

Privacy Policy1

The Portfolios2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

148	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Portfolios or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Portfolios or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Portfolios”).

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor and does not provide brokerage services or any financial advice to investors in the Portfolios solely because it distributes the Portfolios. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

ANNUAL REPORT	DECEMBER 31, 2023	149

Changes to Board of Trustees

(Unaudited)

Effective April 30, 2023, Mr. John C. Maney retired from his position as Trustee of the Trust.

Effective April 30, 2023, the Board of Trustees appointed Ms. Libby D. Cantrill as a Trustee of the Trust.

150	PIMCO MANAGED ACCOUNTS TRUST

Changes to Portfolio Managers

(Unaudited)

Effective April 21, 2023, the PIMCO FISH: Series TE Portfolio’s portfolio is jointly and primarily managed by David Hammer and Kyle Christine, and Rachel Betton no longer serves as portfolio manager.

ANNUAL REPORT	DECEMBER 31, 2023	151

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH3001AR_123123

b)	Not applicable to the Registrant.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2023	$ 257,388
	December 31, 2022	$ 247,911

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2023	$ —
	December 31, 2022	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2023	$ —
	December 31, 2022	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2023	$ —
	December 31, 2022	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity
Entity		December 31, 2023	December 31, 2022
PIMCO Managed Accounts Trust	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		28,843,819	16,740,682

Totals	$	28,843,819	$16,740,682

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Sarah E. Cogan

Deborah A. DeCotis

Joseph B. Kittredge, Jr.

Alan Rappaport

E. Grace Vandecruze

Kathleen A. McCartney

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date:	March 1, 2024

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	March 1, 2024